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                                                                   [Exhibit 1.2]

                                 CIT Group Inc.

                            Global Medium-Term Notes

                     Due 9 Months or More From Date of Issue

                         Global Selling Agency Agreement

                                  _______, 2004

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

ABN AMRO Incorporated
55 East 52nd Street
New York, New York 10055

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Barclays Capital Inc.
200 Park Avenue
New York, New York 10166

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Credit Suisse First Boston LLC
11 Madison Avenue
New York, New York 10010

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005


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Goldman, Sachs & Co.
85 Broad St.
New York, New York 10004

HSBC Securities (USA) Inc.
452 Fifth Avenue
New York, New York 10018

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
4 World Financial Center, 15th Floor
New York, New York 10080

Morgan Stanley & Co. Incorporated
1585 Broadway, 4th Floor
New York, New York 10036

UBS Securities LLC
677 Washington Boulevard
Stamford, Connecticut 06901

Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288-0602

Ladies and Gentlemen:

          CIT Group Inc., a Delaware corporation, (the "Company"), confirms its agreement with each of you (individually, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of its Global Medium-Term Notes Due 9 Months or More from Date of Issue (the "Senior Notes") and its Global Medium-Term Subordinated Notes Due 9 Months or More from Date of Issue (the "Subordinated Notes") (the Senior Notes and the Subordinated Notes are referred to collectively herein as the "Notes"). The Senior Notes will be issued under an indenture described on Schedule I attached hereto (as may be amended or supplemented from time to time, the "Senior Indenture"), between the Company and the trustee described on such Schedule (the "Senior Trustee") and pursuant to resolutions of the Board of Directors of the Company, or a committee thereof, or supplemental indentures, if any, as provided in Section 3.1 of the Senior Indenture. The Company may change or add trustees to Schedule I with the consent of the Agents, which consent shall not be unreasonably withheld. The Subordinated Notes will be issued under an indenture described on Schedule I attached hereto (as may be amended or supplemented from time to time, the "Subordinated Indenture"), between the Company and the trustee described on such Schedule (the "Subordinated Trustee") and pursuant to resolutions of the Board of Directors of the Company, or a committee thereof, as


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provided in Section 3.1 of the Subordinated Indenture. The Senior Indenture and
the Subordinated Indenture are collectively referred to herein as the "Indentures." The Senior Trustee and the Subordinated Trustee are each referred to herein as a "Trustee." The Notes will be in fully registered form and will be, in the case of Notes denominated in currencies or currency units other than U.S. dollars (the "Foreign Currency Notes"), represented by one or more global Notes or, in the case of all other Notes (the "Dollar Denominated Notes"), represented by one or more global Notes registered in the name of and delivered to The Depository Trust Company ("DTC") or its nominee and recorded in the book-entry system maintained by DTC. The Notes will be in a minimum denomination of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof, or, in the case of Foreign Currency Notes, in the denominations indicated in a pricing supplement (the "Pricing Supplement") to the Prospectus referred to below. The Notes will have the maturities, priority, annual interest rates (whether fixed or floating), if any, or original issue discount, if any, redemption or repayment provisions, if any, currency or currency unit of denomination, and other terms set forth in the Pricing Supplement. The Notes will be issued, and the terms thereof established, in accordance with the applicable Indenture and the Global Medium-Term Note Administrative Procedures attached hereto as Exhibit I (the "Procedures"). The Procedures may only be amended by written agreement of the Company and each Agent after notice to and, in the case of amendments which affect the rights, duties or obligations of a Trustee, a registrar, a paying agent, an authenticating agent or an exchange rate agent, with the approval of, such Trustee, registrar, paying agent, authenticating agent, or exchange rate agent, as the case may be.

          1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Agent that:

          (a) Registration statement No. 333-119172 has been filed with the Securities and Exchange Commission (the "Commission"), and such registration statement has been declared effective by the Commission. On or prior to the date hereof, a prospectus supplement relating to the Notes has been filed as a part of the Registration Statement (defined below), if applicable, or pursuant to Rule 424(b) under the Act. As used in this Agreement, "Registration Statement" means registration statement No. 333-119172 (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit), each as amended at the date of this Agreement, and in the form declared effective by the Commission, and "Prospectus" means the prospectus relating to the Notes included in the Registration Statement and the prospectus supplement relating to the Notes heretofore filed with the Commission, in each case including all material incorporated by reference therein. The Company proposes to file with the Commission from time to time, pursuant to Rule 424(b) under the Act, Pricing Supplements to the Prospectus which will describe certain pricing terms of the Notes and, as further set forth herein, prior to any such filing will advise you of all information to be set forth therein.

          (b) On the date the Registration Statement became effective, the Registration Statement and the Prospectus conformed in all respects to the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the


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     Commission promulgated pursuant to either of such Acts or the Securities
     Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be (the "Rules and Regulations"). The Registration Statement and Prospectus did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and when any supplement to the Prospectus is filed with the Commission and at the date of delivery by the Company of any Notes sold hereunder, the Registration Statement and the Prospectus and any supplement thereto will conform, in all respects to the applicable requirements of the Act, the Trust Indenture Act and the applicable Rules and Regulations thereunder, and neither the Registration Statement nor the Prospectus includes, or will include as of any such time, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with, written information furnished to the Company by an Agent specifically for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee under the Indenture.

          (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the Rules and Regulations thereunder, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the applicable requirements of the Exchange Act and the Rules and Regulations thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          2. Solicitations by the Agent of Offers to Purchase; Purchases as Principal; Additional Agents. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each Agent to act as its agent to solicit offers for the purchase of all or any part of the Notes, upon the terms set forth in the Prospectus, as it may be amended or supplemented from time to time pursuant to this Agreement, during the period beginning on the date hereof and ending on the date the Company shall specify to the Agent in writing. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented. The Company reserves the right, in its sole discretion,
(i) to sell the Notes on its own behalf directly to investors in those jurisdictions where it is authorized to do so or indirectly to investors through other agents, (ii) to sell the Notes to other agents acting as principal and
(iii) to suspend solicitation of purchases of the Notes commencing at any time for any period of time or permanently. Upon receipt of written instructions from the Company, an


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Agent will forthwith suspend solicitation of offers to purchase the Notes until such time as the Company has advised it that such solicitation may be resumed.

          Unless otherwise agreed between the Company and such Agent, the Company agrees to pay each Agent, as consideration for soliciting the sale of any Notes, a commission in U.S. dollars, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent in an amount equal to the following percentages of the principal amount of each Note placed by such Agent:

                Term                            Commission Rate %
-----------------------------------   ------------------------------------
9 months to less than 1 yr.                           .05
1 yr. to less than 18 months                          .05
18 months to less than 2 yrs.                         .05
2 yrs. to less than 3 yrs.                            .10
3 yrs. to less than 4 yrs.                            .15
4 yrs. to less than 5 yrs.                            .25
5 yrs. to less than 6 yrs.                            .35
6 yrs. to less than 7 yrs.                            .375
7 yrs. to less than 10 yrs.                           .40
10 yrs. to less than 15 yrs.                          .45
15 yrs. to less than 20 yrs.                          .50
20 yrs. up to and including 30 yrs.                   .750
More than 30 yrs.                     To be negotiated at time of issuance

          The Agents are authorized to solicit offers to purchase the Notes only in minimum aggregate principal amounts of at least U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof, or, in the case of Foreign Currency Notes, in the denominations indicated in the applicable Pricing Supplement to the Prospectus.

          Each Agent shall communicate to the Company, orally or in writing, each offer received by it to purchase Notes other than those reasonably rejected by it as provided below. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

          (b) Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to any Agent as principal for its own account or for resale to others, it will enter into a separate supplemental agreement relating to such sale in accordance with the provisions of this Section 2(b) and for the purposes of this Agreement, (i) the term "Agent" shall refer to each of you acting solely in the capacity as agent for the Company hereunder and not as principal; (ii) the term "Purchaser" shall refer to each of you acting solely as principal hereunder and not as agent; and
(iii) the term "you" or "your"


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shall refer to each of you acting in both such capacities or in either such capacity. Any Purchaser may utilize a selling or dealer group in connection with the resale of the Notes and may reallow any portion of its commission.

          Each sale of Notes to a Purchaser shall be made in accordance with the terms of this Agreement and the Procedures and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, a Purchaser. Each supplemental agreement (which may be (i) substantially in the form of Exhibit B hereto or (ii) an oral agreement confirmed in writing, substantially in the form of Exhibit C hereto, which may be by facsimile transmission, as described below between the Purchaser and the Company) is herein referred to as a "Terms Agreement". Unless the context otherwise requires, each reference contained herein to "this Agreement" shall be deemed to include any applicable Terms Agreement between the Company and the Purchaser. Each such Terms Agreement whether oral (and confirmed in writing, substantially in the form of Exhibit C hereto, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit B hereto. Unless and until a Terms Agreement has been validly entered into as described above with regard to an issuance of Notes, an Agent purchasing such Notes shall be deemed to be acting as Agent and not as Purchaser with regard to such issuance. The Purchaser's commitment to purchase Notes as principal pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties, covenants and agreements of the Company herein contained and shall be subject to the terms and conditions set forth in this Agreement and any further terms and conditions set forth in such Terms Agreement. Each Terms Agreement shall specify the principal amount of Notes to be purchased by the Purchaser pursuant thereto, the price to be paid to the Company for such Notes, the currency or currency unit in which such Notes shall be denominated, the rate at which interest, if any, will be paid on the Notes (and whether such rate of interest shall be fixed or floating), the date of delivery of and payment for such Notes (the "Purchase Date"), and such other provisions (including further terms of the Notes) as may be mutually agreed upon. Each such Terms Agreement shall also specify the requirements for the opinions of counsel and the certificate of the Company or its officers pursuant to Sections 4(d) and 4(f) hereof and the requirements, if any, for the letter from the Company's independent registered public accounting firm pursuant to Section 4(c) hereof. In addition, each such Terms Agreement shall also specify whether such Notes are to be listed on the Luxembourg Stock Exchange (or any other stock exchange as may be agreed between CIT and the relevant Agent(s)).

          Delivery of the certificates for Notes sold to a Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Purchase Date set forth in such Terms Agreement, against payment of immediately available funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

          (c) The documents required to be delivered by Section 4 hereof shall be delivered to the office of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Agents, at 2445 M Street, N.W., Washington, DC 20037 on the date hereof, or such other places as the parties may agree.


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          (d) The Company, without the consent of the Agents, may appoint additional firms or corporations to become Agents hereunder and within the meaning of this Agreement upon the execution by the Company and each such firm or corporation of an agreement to the effect that such firm or corporation shall have all the rights and obligations of an Agent hereunder.

          (e) Each Agent agrees that it will comply with and make the representations and warranties in accordance with the provisions set forth in Schedule S hereof, provided that (i) such provisions may be supplemented or modified by the agreement of the Company and the relevant Agent in relation to a specific issue of Notes as set forth in the relevant Pricing Supplement and (ii) such provisions shall not apply if the relevant law or regulation in the relevant jurisdiction no longer applies and has not been replaced or modified by any different law or regulation.

          3. Covenants of the Company. The Company covenants and agrees with each Agent that it will deliver to counsel for the Agents one signed copy of the Registration Statement relating to the Notes, including all exhibits, in the form it became effective and of all amendments thereto and that:

          (a) The Company will advise counsel for the Agents promptly of any proposal to amend or supplement the Registration Statement or the Prospectus or to prepare any additional registration statement with respect to the registration of additional Notes, and in any case, prior to the termination of the offering of the Notes pursuant to this Agreement, will provide such Agent with a reasonable opportunity to comment thereon and will advise such Agent promptly of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof or the additional registration statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued. The Company will promptly advise each Agent (i) when each supplement to the Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment of the Registration Statement or the additional registration statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (b) If, at any time when a Prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.


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          (c) The Company shall make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of
     Section 11(a) of the Act and Rule 158 thereunder (or any similar rule promulgated under the Act) no later than 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company and 90 days after the close of each fiscal year of the Company, or such shorter period as required under the Act and the Exchange Act and the rules and regulations thereunder, as in effect at any relevant time, commencing on the first day of the first fiscal quarter of the Company commencing after
     (i) the effective date of the Registration Statement, (ii) the effective date of each post-effective amendment to such Registration Statement, or
     (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in such Registration Statement, which statements shall cover said periods.

          (d) The Company will furnish each Agent with copies of the Registration Statement, including all exhibits, the Prospectus and all amendments and supplements to such documents, including documents incorporated by reference therein, in each case as soon as available and in such quantities as are reasonably requested and so long as an Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

          (e) The Company will use its best efforts, in cooperation with the Agents, to qualify the Notes for sale under the applicable laws of such jurisdictions as the Agents may reasonably request and will continue such qualifications in effect so long as required for the sale of the Notes hereunder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any consents to service of process under the laws of any such state. Counsel for the Agents shall provide or cause to be provided to the Agents, annually, a "blue sky" memorandum relating to its debt securities of the Company registered under the Registration Statement.

          (f) The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Notes under the Act and all other expenses in connection with the registration of the Notes under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Prospectus and any Pricing Supplement and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) all reasonable and necessary fees and expenses of counsel for the Agents in connection with any issuance of the Notes to investors through each such Agent, which fees and expenses are incurred subsequent to the date hereof, unless otherwise agreed to between the Company and the Agents; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 3(e) hereof, including fees and disbursements in connection with such qualification and in connection with "blue sky" and "blue sky" surveys; (iv) any fees charged by securities rating services for rating the Notes; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes; (vi) the cost of preparing the Notes;
     (vii) any


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     advertising connected with the solicitation of offers to purchase and the sale of Notes so long as such advertising expenses have been approved by the Company; (viii) the cost of providing any CUSIP, ISIN, common code or other identification numbers for the Notes; and (ix) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this paragraph. Except as provided in Section 5 hereof, each Agent shall pay all other expenses it incurs.

          (g) Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the Commission of any document incorporated by reference into the Prospectus (other than by an amendment or supplement (i) relating to an offering of securities other than the Notes, (ii) providing for a reduction of the aggregate amount of Notes being offered, (iii) consisting of additional exhibits to the Registration Statement filed in a Current Report on Form 8-K or a Post-Effective Amendment to the Registration Statement filed pursuant to Rule 462(d) under the Act, (iv) providing solely for the specification of the terms of the Notes (excluding (a) any change in the formula by which interest rates on the Notes may be determined and (b) any information relating to Specified Currencies (as defined in the Prospectus) other than U.S. dollars), or (v) occurring due to incorporation by reference of a Form 10-Q or Form 10-K of the Company), the Company, upon the request of an Agent, will deliver or cause to be delivered forthwith to such Agent a certificate of the Company signed by the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 4(f) hereof that was last furnished to the Agents (either pursuant to Section 4(f) hereof or pursuant to this Section 3(g)) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference) as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference)) or, in lieu of such certificate, a certificate substantially in the form of the certificate referred to in Section 4(f) hereof but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference); provided, however, that such certificate need not be furnished with respect to an amendment or supplement (or document incorporated by reference) deemed immaterial in the reasonable opinion of such Agent.

          (h) Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the Commission of any document incorporated by reference into the Prospectus, the Company, upon the request of an Agent, shall furnish or cause to be furnished forthwith to such Agent the written opinion or opinions of Robert J. Ingato, General Counsel of the Company, and/or Shearman &


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     Sterling LLP, or other counsel of the Company reasonably satisfactory to such Agent; provided, however, that such opinions need not be furnished with respect to an amendment or supplement (or document incorporated by reference) (i) relating to an offering of securities other than the Notes,
     (ii) providing for a reduction of the aggregate amount of Notes being offered, (iii) consisting of additional exhibits to the Registration Statement filed in a Current Report on Form 8-K or a Post-Effective Amendment to the Registration Statement filed pursuant to Rule 462(d) under the Act (iv) providing solely for the specification of the terms of the Notes (excluding (a) any change in the formula by which interest rates on the Notes may be determined and (b) any information relating to Specified Currencies other than U.S. dollars), or (v) occurring due to incorporation by reference of a Form 10-Q or Form 10-K of the Company. Any such opinion shall be dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form satisfactory to the Agents, and shall be substantially in the form of the opinions referred to in Section 4(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference); provided, however, that such opinion need not be furnished with respect to an amendment or supplement (or document incorporated by reference) deemed immaterial in the reasonable opinion of such Agent. In lieu of such opinion, counsel last furnishing such an opinion to the Agents may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference therein)).

          (i) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company shall, upon request by an Agent, unless a letter is otherwise furnished pursuant to Section 3(o) hereof, cause its independent registered public accounting firm, forthwith to furnish such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, substantially in the form of the letter referred to in Section 4(c) hereof with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

          (j) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a representation and warranty to the Agents that neither the Registration Statement nor the Prospectus, as then amended or supplemented, includes any untrue statement of a material fact, or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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          (k) During the period from the date of any Terms Agreement with regard to a sale of Notes in aggregate amount of not less than $50 million to a Purchaser and continuing to and including the Purchase Date for such Notes, the Company will not offer, sell, contract to sell or otherwise dispose of debt securities of the Company in the United States which are substantially similar to such Notes, without the prior written consent of the Purchaser.

          (l) The Company, during the period when the Prospectus is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (m) The Company will prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b) under the Act.

          (n) The Company, in relation to any Notes that are to be listed on the Luxembourg Stock Exchange (or any other stock exchange as may be agreed between CIT and the relevant Agent(s)), will use its best efforts to arrange the admission to listing of such Notes on such stock exchange and to maintain such listing until the relevant Notes are no longer outstanding; provided that if it should become impracticable or unduly burdensome to maintain any such listing, the Company will use its best efforts to arrange and maintain such listing for the relevant Notes on such other stock exchange as it and the relevant Agent(s) may agree.

          (o) The Company will make available to each Agent as soon as practicable, but not later than 60 days after the close of each of the first three fiscal quarters of each fiscal year of the Company and 135 days after the close of each fiscal year of the Company, each of the following, each of which shall be dated as of the date of the close of such fiscal quarter or fiscal year: (i) a letter of the Company's independent registered public accounting firm, substantially in the form of the letter referred to in Section 4(c); (ii) the written opinion or opinions of Robert
     J. Ingato, General Counsel of the Company, and Shearman & Sterling LLP, or other counsel of the Company reasonably satisfactory to the Agents, in form satisfactory to the Agents, substantially in the form of the opinions referred to in Section 4(d) (which opinions may be in the form of a confirmation that the opinions delivered the date hereof pursuant to
     Section 4(d) remain in effect without modification), and (iii) a certificate of the principal financial or accounting officer of the Company substantially in the form of the certificate referred to in Section 4(f).

          4. Conditions of the Obligations of the Agents. The obligations of any Agent, as agent of the Company, at any time to solicit offers to purchase the Notes, and the obligation of any Agent to purchase Notes as a Purchaser pursuant to any Terms Agreement, will be subject to the accuracy, as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference into the Prospectus), as of the date any supplement to the Prospectus is filed with the Commission, and as of the time of delivery of Notes to any purchaser or to the Agents as Purchaser, of the representations and warranties on the part of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent (other than the conditions specified in clauses (w), (x), (y) and (z) of paragraph (b)(ii) below, which are conditions precedent to, and only to, the obligations of an Agent to purchase Notes as a Purchaser pursuant to a Terms Agreement):

          (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or such Agent, shall be contemplated by the Commission.

          (b) (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or the sale date with respect to any Note or, if applicable, the date of any Terms Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business, properties, financial condition or results of operations of the Company or its subsidiaries the effect of which is, in the reasonable judgment of such Agent (which, in the case of any syndicated offering, shall be the lead manager(s)), so material and adverse to the Company so as to make it impracticable or inadvisable to proceed with the soliciting of offers to purchase the Notes as contemplated by the Registration Statement and the Prospectus; and (ii) subsequent to the sale date with respect to any Note or, if applicable, the date of any Terms Agreement, (v) no public announcement shall have been given of any intended or potential downgrading or withdrawal in the credit rating accorded any of the Company's debt securities, or no credit rating of any debt securities of the Company shall have been lowered or withdrawn, by Moody's Investors Service, Standard & Poor's Ratings Services or Fitch, Inc., (w) trading of securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System, the Luxembourg Stock Exchange or any other exchange on which the Notes may be listed, shall not have been suspended or materially limited, (x) a general moratorium on commercial banking activities shall not have been declared by either federal or state authorities, or if a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred, (y) trading of any securities of the Company shall not have been suspended on any exchange or in any over-the-counter market and (z) there shall not have occurred any outbreak or escalation of hostilities or national emergency or other calamity or crisis the effect of which on the financial markets of the United States is, in the judgment of such Agent (which, in the case of any syndicated offering, shall be the lead manager(s)), such as to make it impracticable or inadvisable to market the Notes.

          (c) Such Agent shall have received a letter, dated as of the date hereof, and, in connection with its purchase of Notes as a Purchaser pursuant to a Terms Agreement, dated as of the Purchase Date, of the Company's independent registered public accounting firm, confirming that they are an independent registered public accounting firm within the meaning of the Act and the published Rules and Regulations and to the effect that (i) in their opinion, the financial statements and financial schedules examined by them and included in the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published Rules and Regulations, (ii) on the basis of their review (which does not constitute an examination of financial statements in accordance with procedures specified by the Public Company Accounting Oversight Board (United States) (the "PCAOB") ) of the financial statements referred to below, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that (w) any unaudited consolidated condensed financial statements included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Forms 10-Q or 8-K and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Prospectus, or (x) with respect to the period after the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus, there were any changes, when compared to the most recent internal balance sheet, in the capital stock or increase in total debt of the Company or any decreases in the consolidated total assets, finance receivables, reserve for credit losses or shareholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or (y) with respect to the period after the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus and subsequent to the most recent internal balance sheet through a specified date not more than five business days prior to the date of the letter there were any changes in the capital stock or increase in total debt of the Company or any decrease in the consolidated total assets, finance receivables, reserve for credit losses or shareholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus (if the Company is unable to quantify any such decrease, a statement to that effect will be included in the letter), or (z) for the period from the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus to such specified date there were any quantifiable decreases, as compared with the corresponding period in the preceding year, in consolidated finance income or net income of the Company (if the Company is unable to quantify any such decrease, a statement to that effect will be included in the letter), except in all instances for changes or decreases which the Prospectus disclosed have occurred or may occur or which are described in such letter and (iii) they have compared specific dollar amounts (or percentages derived from such dollar amounts) and other financial information included in the Prospectus (in each case to the extent that such dollar amounts or percentages or other financial information are derived from the general accounting records of the Company and consolidated subsidiaries which are subject to the internal controls of the accounting systems of the Company and consolidated subsidiaries or are derived directly from such records by analysis or computation, and are not directly traceable to the publicly available audited consolidated financial statements of the Company or unaudited condensed financial statements contained in its reports on Forms 10-Q or 8-K) with the results obtained from inquiries, a reading of such general accounting records of the Company and consolidated subsidiaries and other procedures specified in such letter and have found such dollar amounts and percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter. All financial statements included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

          (d) Such Agent shall have received an opinion of Shearman & Sterling LLP (or other counsel of the Company reasonably satisfactory to such Agent) and of Robert J. Ingato, General Counsel of the Company, each dated as of the date hereof, the form of which is attached hereto as Exhibit A and Exhibit B, respectively, and in connection with its purchase of Notes as a Purchaser pursuant to a Terms Agreement, dated as of the Purchase Date, of Robert J. Ingato, General Counsel of the Company, the form of which is attached hereto as Exhibit B and of Shearman & Sterling LLP (or other counsel of the Company reasonably satisfactory to such Agent), the form of which is attached hereto as Exhibit C.

          (e) The Agents shall have received from Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Agents, such opinion or opinions, dated as of the date hereof, and in connection with its purchase of Notes as a Purchaser pursuant to a Terms Agreement, dated as of the Purchase Date, with respect to the Indentures, the Registration Statement, the Prospectus and other related matters as they may require and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) Such Agent shall have received a certificate, dated as of the date hereof, and in connection with its purchase of Notes as a Purchaser pursuant to a Terms Agreement, dated as of the Purchase Date, of the principal financial or accounting officer of the Company in which such officer shall state, to the best of his knowledge after reasonable investigation, (i) that the representations and warranties of the Company in this Agreement are true and correct as of the date hereof, (ii) that the Company has complied with all agreements and satisfied all conditions to the obligation of such Agent to solicit offers to purchase the Notes, (iii) that no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, (iv) that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition or results of operations of the Company or its subsidiaries, except as set forth in or contemplated by the Prospectus and (v) that such officer has reviewed each agreement or instrument to which the Company is a party or by which it is bound which contains any covenant or restriction which limits or restricts the Company's freedom to incur indebtedness, that the issuance and sale by the Company of the Notes would not result in a breach of, or constitute a default under, the provisions of any of such agreements or instruments and that, with respect to any Notes in respect of which such covenants or restrictions apply, attached thereto are calculations demonstrating that, based upon the Company's latest available financial statements, the issuance and sale of such Notes would not result in a breach of, or constitute a default under, the provisions of any of such agreements or instruments, and also attached thereto is a letter of the Company's independent registered public accounting firm, reporting on their review of such calculations.

          (g) The Agents shall have received from Shearman & Sterling LLP, counsel for the Company, an opinion or opinions, dated as of the date hereof, and in connection with its purchase of Notes as a Purchaser pursuant to a Terms Agreement, dated as of the Purchase Date, to the effect that, as of the date hereof, the description of United States Federal income tax consequences set forth under "Material U. S. Federal Income Tax Consequences" in the Prospectus Supplement is accurate in all material respects.

The Company will furnish each Agent with such conformed copies of such opinions, certificates, letters and documents as it reasonably requests.

          In the event that, after the date hereof, the Company files any further registration statements for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit, the Company shall (i) promptly comply with its obligations and take any steps as are required to be taken by it pursuant to Sections 3(a), (d), (e) and (f) and (ii) after such registration statement shall have been declared effective by the Commission and at the time and on the date as shall be mutually agreed by the Company and the Agents, deliver to each Agent and its counsel the opinions, certificates, letters and other documents required to be delivered pursuant to paragraphs (c), (d), (e) and (f) of this Section 4, provided that none of the Agents will solicit offers to purchase the Notes registered pursuant to such registration statement until such opinions, certificates, letters and other documents shall have been so delivered.

          In addition to the foregoing, the obligation of any person who has agreed to purchase Notes through an Agent to consummate such purchase at the time designated therefor is subject to the condition precedent that such Agent has not chosen to cease soliciting offers to purchase Notes at such time owing to failure of the conditions precedent to such solicitation as provided above.

          5. Indemnification and Contribution. (a) The Company agrees to indemnify, defend and hold harmless you and any person who controls you within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, you or any such other indemnified person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any alleged untrue statement of a material fact contained (i) therein in conformity with information furnished in writing by you to the Company expressly for use in any of such documents or (ii) in any Form T-1 Statement of Eligibility under the Trust Indenture Act of any Trustee or arises out of or is based upon any alleged omission to state therein a material fact in connection with such information required to be stated therein or necessary to make such information not misleading. The Company's agreement to indemnify you or any such other indemnified person as aforesaid is expressly conditioned upon it being notified of the action in connection therewith brought against you or such controlling person by letter or telegram or other facsimile transmission addressed to the Company with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon you or such controlling person (or after it shall have received notice of such service upon any agent designated by it), but failure so to notify the Company shall not relieve the Company from any liability which it may have to you or to such other indemnified person otherwise than on account of the indemnity agreement contained in this Section 5.

          The Company shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to you and the payment of all expenses. You or such other indemnified person against whom such suit is brought shall have the right to employ one separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at your expense or the expense of such controlling person unless (i) the employment of such counsel has been specifically authorized by the Company or (ii) the named parties to any such suit (including any impleaded parties) include you or such controlling person and the Company and you or such other indemnified person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action on your behalf or on the behalf of such other indemnified person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for you and such other indemnified persons, which firm (and local counsel, if any) shall be designated in writing by you. The Company shall not be liable for any settlement of any such action effected without its consent (which will not be unreasonably withheld or delayed).

          The Company agrees to notify you with reasonable promptness of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the issue and sale of the Notes or with the Registration Statement or Prospectus.

          (b) You represent and warrant that the information furnished in writing by you to the Company expressly for use with reference to you in the Registration Statement or the Prospectus does not contain any untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated in the Registration Statement or the Prospectus or necessary to make such information not misleading.

          You severally agree to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any other indemnified person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto which is in reliance on and in conformity with information furnished in writing by you to the Company expressly for use with reference to you, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in any of such documents or necessary to make such information not misleading. Your agreement to indemnify the Company and any other indemnified person as aforesaid is expressly conditioned upon your being notified of the action in connection therewith brought against the Company or any other indemnified person by letter, telegram, or facsimile transmission addressed to it at its address furnished to the Company for the purpose, with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon the Company or any other indemnified person (or after the Company or any such person shall have received notice of such service on any agent designated by the Company or any such person), but failure so to notify you shall not relieve you from any liability which you may have to the Company or any other indemnified person otherwise than on account of the indemnity agreement contained in this Section 5.

          You shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to the Company or such other person and the payment of all expenses. The Company or other indemnified person against whom such suit is brought shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company or such other indemnified person unless (i) the employment of such counsel has been specifically authorized by you or (ii) the named parties to any suit (including any impleaded parties) include the Company or such other indemnified person and you, and the Company or such other indemnified person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to you, in which case you shall not have the right to assume the defense of such action on behalf of the Company or such other indemnified person, it being understood, however, that you shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for the Company and such person, which firm (and local counsel, if any) shall be designated in writing by the Company. You shall not be liable for any settlement of any such action effected without your consent (which will not be unreasonably withheld or delayed).

          (c) If the indemnification provided for in this Agreement is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) and (b) above for any reason other than as specified therein in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other hand from the offering of the Notes to which such losses, expenses, liabilities or claims relate or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of you on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds to the Company from sales of the Notes to which such losses, expenses, liabilities or claims relate bears to the aggregate commissions received by you pursuant to Section 2 hereof in connection with the sale of such Notes. The relative fault of the Company on the one hand and of you on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          The Company and you agree that it would not be just and equitable if contribution pursuant to this Agreement were determined by pro rata allocation (even if you were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Agreement, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes to which such losses, expenses, liabilities or claims relate, placed by you exceeds the amount of the damages which you have otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Your obligations in this subsection (c) to contribute are several, in the same proportion which the amount of the Notes which are the subject of the action and which were distributed to the public through you pursuant to this Agreement bears to the total amount of such Notes distributed to the public through all of you pursuant to this Agreement, and not joint.

          The obligations of the Company and you under this Section 5 shall be in addition to any liability that the Company or you may otherwise have.

          6. Position of the Agent. Except for purchases pursuant to Section 2(b) hereof, in soliciting offers to purchase the Notes, each Agent is acting individually and not jointly and is acting solely as agent for the Company, and not as principal. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Except for purchases pursuant to Section 2(b) hereof, under no circumstances will such Agent be obligated to purchase any Notes for its own account.

          7. Termination. This Agreement may be terminated at any time either by the Company as to any Agent or, in the case of any Agent, by such Agent upon the giving of written notice of such termination to the other parties hereto. In the event of such termination, no party shall have any liability to the other parties hereto, except as provided herein and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the Company's obligations provided herein shall not be terminated. In the case of purchases pursuant to Section 2(b) hereof, the Company's obligations pursuant to
Section 3 hereof shall not be terminated so long as any Purchaser continues to hold the Note or Notes as principal for its own account or for resale to others.

          8. Representations, Warranties, Agreements, Indemnities and Other Statements to Survive. The respective representations, warranties, agreements, indemnities and other statements of the Company or its officers and of each Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or the Company or any of the officers, directors or controlling persons referred to above, and will survive delivery of and payment for the Notes. The provisions of Sections 3(c), 3(f) and 5 hereof shall survive the termination or cancellation of this Agreement.

          9. Notices. All communications hereunder will be in writing and will be mailed, delivered or telegraphed and confirmed to the party receiving such communication at its address indicated below:

          CIT Group Inc.
          1 CIT Drive
          Livingston, New Jersey  07039
          Attention: Robert J. Ingato, Executive Vice President and General Counsel

          Lehman Brothers Inc.
          745 Seventh Avenue
          New York, New York 10019
          Attention: Medium-Term Note Desk
          Telephone: (212) 526-9664
          Telecopy: (212) 526-0943

          ABN AMRO Incorporated
          55 East 52nd Street
          New York, New York  10055
          Attention: Rob Silverschotz
          Telephone: (212) 409-6862
          Telecopy: (212) 409-7303

          Banc of America Securities LLC
          9 West 57th Street
          New York, New York 10019
          Attention: Rock Fu
          Telephone: (212) 847-6434
          Telecopy: (212) 847-5184

          with a copy to:

               Lily Chang
               Banc of America Securities LLC
               40 West 57th Street, 27th Floor

               New York, New York 10019
               Telephone: (646) 313-8798
               Telecopy: (646) 313-4778

          Barclays Capital Inc.
          200 Park Avenue
          New York, New York 10166
          Attention: MTN Trading
          Telephone: (212) 412-6980
          Telecopy: (212) 412-7305

          Bear, Stearns & Co. Inc.
          383 Madison Avenue
          New York, New York 10179
          Attention: Jonathan Lieberman
          Telephone: (212) 272-2703
          Telecopy: (917) 849-1160

          BNP Paribas Securities Corp.
          787 Seventh Avenue
          New York, New York  10019
          Attention: David Wolff
          Telephone: (212) 841-3440
          Telecopy: (212) 841-3490

          Citigroup Global Markets Inc.
          388 Greenwich Street
          New York, New York 10013
          Attention: Medium-Term Note Department
          Telephone : (212) 816-5831
          Telecopy: (212) 816-0949

          Credit Suisse First Boston LLC
          11 Madison Avenue
          New York, New York 10010
          Attention: Short and Medium-Term Finance Department
          Telephone: (212) 325-7198
          Telecopy: (212) 743-5825

          with a copy to:

               Helena Willner
               11 Madison Avenue
               New York, New York 10010

          Deutsche Bank Securities Inc.
          60 Wall Street
          New York, New York 10005
          Attention: Debt Capital Markets
          Telephone: (212) 250-6767
          Telecopy: (212) 797-2202

          Goldman, Sachs & Co.
          85 Broad St.
          27th Floor
          New York, New York 10004
          Attention: Nick Philip
          Telephone: (212) 902-2525
          Telecopy: (212) 902-3000

          HSBC Securities (USA) Inc.
          452 Fifth Avenue
          New York, New York 10018
          Attention: Medium Term Notes Desk
          Telephone: (212) 525-3142
          Telecopy: (212) 525-0238

                    with a copy to:

               HSBC Securities (USA) Inc.
               452 Fifth Avenue, 9th Floor
               New York, New York 10018
               Attention: Andrew S. Lazerus
               Telephone: (212) 525-3456
               Telecopy: (646) 366-3338

          J.P. Morgan Securities Inc.
          270 Park Avenue, 8th Floor
          New York, New York 10017
          Attention: Transaction Execution Group
          Telephone: (212) 834-5710
          Telecopy: (212) 834-6702

          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          4 World Financial Center, 15th Floor
          New York, New York 10080
          Attention: Global Transaction Management Group - Scott Primrose
          Telephone: (212) 449-7476

          Telecopy: (212) 449-2234

          Morgan Stanley & Co. Incorporated
          1585 Broadway, 4th Floor
          New York, New York 10036
          Attention: Manager - Continuously Offered Products
          Telephone: (212) 761-2825
          Telecopy: (212) 507-2409

                    with a copy to:

               Morgan Stanley & Co. Incorporated
               1585 Broadway, 29th Floor
               New York, New York 10036
               Attention: Investment Banking Information Center
               Telephone: (212) 761-7830
               Telecopy: (212) 507-2705

          UBS Securities LLC
          677 Washington Boulevard
          Stamford, Connecticut 06901
          Attention: Fixed Income Syndicate
          Telephone: (203) 719-1088
          Telecopy: (203) 719-0495

          Wachovia Capital Markets, LLC
          301 South College Street
          Charlotte, North Carolina 28288-0602
          Attention: Travis Barnes
          Telephone: (704) 715-8407
          Telecopy: (704) 383-9165

          10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, the officers, directors and controlling persons referred to in Section 5 hereof and their respective heirs, executors, administrators, successors and assigns, and no other person will have any right or obligation hereunder except as provided in the first paragraph of this Agreement.

          11. Governing Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

                                             Very truly yours,

                                             CIT GROUP INC.


                                             By
                                                --------------------------------
                                             Name:
                                             Title:

The foregoing is hereby
confirmed and accepted
as of the date specified above.

LEHMAN BROTHERS INC.


By
   -------------------------------
Name:
Title:


ABN AMRO INCORPORATED


By
   -------------------------------
Name:
Title:


BANC OF AMERICA SECURITIES LLC


By
   -------------------------------
Name:
Title:


BARCLAYS CAPITAL INC.


By
   -------------------------------
Name:
Title:

BEAR, STEARNS & CO. INC.


By
   -------------------------------
Name:
Title:


BNP PARIBAS SECURITIES CORP.


By
   -------------------------------
Name:
Title:


CITIGROUP GLOBAL MARKETS INC.


By
   -------------------------------
Name:
Title:


CREDIT SUISSE FIRST BOSTON LLC


By
   -------------------------------
Name:
Title:


DEUTSCHE BANK SECURITIES INC.


By
   -------------------------------
Name:
Title:


By
   -------------------------------
Name:
Title:

GOLDMAN, SACHS & CO.


By
   -------------------------------
Name:
Title:


HSBC SECURITIES (USA) INC.


By
   -------------------------------
Name:
Title:


J.P. MORGAN SECURITIES INC.


By
   -------------------------------
Name:
Title:


MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED


By
   -------------------------------
Name:
Title:


MORGAN STANLEY & Co. INCORPORATED


By
   -------------------------------
Name:
Title:

UBS SECURITIES LLC


By
   -------------------------------
Name:
Title:


By
   -------------------------------
Name:
Title:


WACHOVIA CAPITAL MARKETS, LLC


By
   -------------------------------
Name:
Title:

                                                                       Exhibit A

                    [MTN Opinion of Shearman & Sterling LLP]

          (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with corporate power and authority under such law to conduct its business as described in the Prospectus.

          (ii) The Global Selling Agency Agreement has been duly authorized, executed and delivered by the Company.

          (iii) Each of the Senior Indenture and Subordinated Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the applicable Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (iv) When the final terms of the Senior Notes and the Subordinated Notes have been duly established and approved, and when such Senior Notes and Subordinated Notes have been duly authorized and executed by the Company and duly authenticated by the Trustee in accordance with the terms of the Senior Indenture and Subordinated Indenture, as applicable, and delivered to and paid for by the purchasers thereof pursuant to the Global Selling Agency Agreement, the Senior Notes and the Subordinated Notes will constitute valid and binding obligations of the Company, entitled to the benefits of such Indenture and enforceable against the Company in accordance with their terms.

          (v) The statements in the Prospectus under the caption "Description of Debt Securities" and "Description of Notes," insofar as such statements constitute summaries of legal matters or documents referred to therein, fairly summarize in all material respects the legal matters or documents referred to therein.

          (vi) Each of the Senior Indenture and the Subordinated Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

          (vii) The Registration Statement has been declared effective under the Act and, to our knowledge, as of the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for such purpose have been initiated or threatened by the Commission.

          (viii) Each of the Registration Statement and the Prospectus (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom and the Trustee's Statements of Eligibility on Form T-1, as to which we express no opinion) appears on its face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder.

          (ix) Each of the documents incorporated by reference in the Prospectus (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the time it was filed with the Commission, appears on its face to have been appropriately responsive in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Commission thereunder.

          (x) The execution and delivery by the Company of the Global Selling Agency Agreement and the Indentures do not, and the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby will not, (a) result in a violation of the Company's certificate of incorporation or by-laws, (b) result in a violation of Generally Applicable Law or (c) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company under, or result in or require the creation of any lien upon or security interest in any property of the Company pursuant to the terms of, any document or contract filed as an exhibit to the Company's annual report on Form 10-K for the year ended December 31, 2003 or the Company's quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004 pursuant to Items 601(b)(4) or 601(b)(10) of Regulation S-K under the Act.

          (xi) The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended.

          (xii) No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body is required for the due execution, delivery or performance by the Company of the Global Selling Agency Agreement and the Indentures, except as have been obtained and are in full force and effect under the Act or the Trust Indenture Act or as may be required under the state securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Notes.

          The opinions set forth above in paragraphs (iii) and (iv) are subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including without limitation all laws relating to fraudulent transfers), and (b) the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

          No facts came to our attention which gave us reason to believe that
(i) the Registration Statement (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom and the Trustee's Statements of Eligibility on Form T-1, as to which we have not been requested to comment), as of the date such Registration Statement was declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom, as to which we have not been requested to comment), as of its date and the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit B

                       [Opinion of CIT's General Counsel]

     (i) The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction where its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of the Company.

     (ii) Each of the Company's subsidiaries that is a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X under the Act), is validly existing, has the corporate power to transact the business in which it is engaged, is duly qualified and in good standing as a foreign corporation in each of the several states and jurisdictions where its business requires such qualifications, where its business requires such licensing and where the failure to be so qualified or licensed would have a material adverse effect on the consolidated financial position and results of operations of the Company.

     (iii) To my knowledge there are no legal or governmental proceedings required to be described in the Prospectus which are not described as required, or any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                                                                       Exhibit C

                      [Opinion of Shearman & Sterling LLP]

          (i) The Company is a corporation duly incorporated, validly existing and in good standing under the law of the State of Delaware with corporate power and authority under such law to conduct its business as described in the Prospectus.

          (ii) The Company (a) has the corporate power to execute, deliver and perform its obligations under each of the Terms Agreement, the Global Selling Agency Agreement, the Indenture, the Notes, the Registration Statement, the Prospectus, including any prospectus supplement thereto and the Pricing Supplement (each an "Opinion Document" and collectively, the "Opinion Documents"), to which it is a party and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of its obligations under each Opinion Document to which it is a party.

          (iii) The execution and delivery by the Company of each Opinion Document to which it is a party do not, and the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby will not, (a) result in a violation of the Company's certificate of incorporation or by-laws, (b) result in a violation of Generally Applicable Law or (c) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company under, or result in or require the creation of any lien upon or security interest in any property of the Company pursuant to the terms of, any document or contract filed as an exhibit, pursuant to Items 601(b)(4) or 601(b)(10) of Regulation S-K under the Act, to the Company's most recently filed annual report on Form 10-K or the Company's quarterly reports on Form 10-Q for the quarterly periods ended since the filing date of the Company's most recently filed annual report on Form 10-K.

          (iv) No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body is required for the due execution, delivery or performance by the Company of any Opinion Document to which it is a party, except as have been obtained and are in full force and effect under the Act or the Trust Indenture Act or as may be required under the state securities or "blue sky" laws of any jurisdiction in the United States in connection with the offer and sale of the Notes.

          (v) The Registration Statement has been declared effective under the Act and, to the our knowledge, as of the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for such purpose have been initiated or threatened by the Commission.

          (vi) Each of the Global Selling Agency Agreement and the Terms Agreement has been duly executed and delivered by the Company.

          (vii) The Indenture has been duly executed and delivered and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (viii) The Notes have been duly executed by the Company and, when authenticated by the Trustee in accordance with the Indenture and delivered and paid for as provided in the Global Selling Agency Agreement and the Terms Agreement, the Notes will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

          (ix) The Company is not and, after giving effect to the issuance of the Notes and the use of proceeds therefrom, as specified in the Prospectus, will not be required to register as an investment company under the Investment Company Act of 1940, as amended.

          (x) The Indenture has been duly qualified under the Trust Indenture
Act.

          (xi) The description of the Notes and the Indenture in the Prospectus, in each case, insofar as such statements constitute summaries of legal matters or documents referred to therein, fairly summarize in all material respects the legal matters or documents referred to therein.

          The opinions set forth above in paragraphs (vii) and (viii) are subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including without limitation all laws relating to fraudulent transfers), and
(b) the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

          No facts came to our attention which gave us reason to believe that
(i) the Registration Statement (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1, as to which we have not been requested to comment), as of the date such Registration Statement was declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom, as to which we have not been requested to comment), as of its date and the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                      SCHEDULE I

                             Schedule of Indentures

Senior Indenture

          Indenture, dated as of _______, 2004, between CIT Group Inc., a Delaware corporation and J.P. Morgan Trust Company, National Association, as Trustee.

Subordinated Indenture

          Indenture, dated as of _______, 2004, between CIT Group Inc., a Delaware corporation and J.P. Morgan Trust Company, National Association, as Trustee.

                                                                      SCHEDULE S

                              OFFERING RESTRICTIONS

               Each Agent agrees that it will not offer, sell, or deliver any of the Notes, directly or indirectly, or distribute the Prospectus Supplement, the Prospectus, any Pricing Supplement or any other offering material relating to the Notes, in or from any jurisdiction except under circumstances that will, to the best of the Agent's knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on the Company except as set forth in the Global Selling Agency Agreement.

United Kingdom

               Each Agent represents, agrees and covenants that it and each of its affiliates:

               1. No offer to public: with respect to Notes which have a maturity of one year or more and which are not to be admitted to the Official List of the UK Listing Authority, it has not offered or sold and prior to the expiry of a period of six months from the issue date of such Notes will not offer or sell any such Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

               2. No deposit taking: In relation any Notes to be issued which have a maturity of less than one year, (a) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (b) it has not offered or sold and will not offer or sell any Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Notes would otherwise constitute a contravention of section 19 of the Financial Services and Markets Act of 2000 (the "FSMA") by the Issuer.

               3. Financial Promotion: it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which Section 21(1) of the FSMA does not, or in the case of the Company, would not, if it was not an authorized institution, apply to the Company; and

               4. General Compliance: it has complied and will comply with all applicable provisions of Part VI of the FSMA with respect to anything done by it in relation to any Notes in, from or otherwise involving the United Kingdom.

Germany

               Each Agent confirms that it is aware of the fact that no German sales prospectus (Verkaufsprospekt) within the meaning of the Securities Sales Prospectus Act (Wertpapier-Verkaufsprospektgesetz) of the Federal Republic of Germany has been or will be published with respect to the Notes and that it will comply with the Securities Sales Prospectus Act and any other laws and legal and regulatory requirements applicable in the Federal Republic of Germany with respect to the issue, sale and offering of securities. In particular, each of the Agents represents that it has not engaged and agrees that it will not engage in a public offering (offentliches Angebot) within the meaning of the Securities Sales Prospectus Act with respect to any Notes otherwise in accordance with the Securities Sales Prospectus Act.

The Netherlands

               Each Agent represents and agrees that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in The Netherlands any Notes with a denomination of less than 'E'50,000 (or its foreign currency equivalent) other than to persons who trade or invest in securities in the conduct of a profession or business (which includes banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) unless one of the other exemptions or exceptions to the prohibition contained in Article 3 of the Dutch Securities Transactions Supervision Act 1995 ("Wet toezicht effectenverkeer 1995") is applicable and the conditions attached to such exemption or exception are complied with.

The Republic of France

               Each Agent represents and agrees that it has not offered or sold and will not offer or sell, directly or indirectly, the Notes in France, except in compliance with the relevant regulations issued from time to time by the Commission des Operations de Bourse and to (i) qualified investors (investisseurs qualifies) and/or (ii) a limited number of investors (cercle restreint d'investisseurs), all as defined in and in accordance with Articles L 411-1 and L 411-2 of the French Code Montetaire et Financier and decret no. 98-880 dated October 1, 1998.

Japan

               No series of Notes has been nor will be registered under the Securities and Exchange Law of Japan and each of the Agents has represented and agreed that it and its affiliates have not offered or sold, and will not offer or sell, directly or indirectly, any of the Notes by it in or to residents of Japan or to any persons for reoffering or resale, directly or indirectly, in Japan or to any resident of Japan, except pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan available thereunder and otherwise in compliance with the Securities and Exchange Law of Japan and the other relevant laws, regulations and ministerial guidelines of Japan.

Hong Kong

               Each Agent and its affiliates have represented and agreed that they have not offered or sold, and they will not offer or sell, the Notes by means of any document to persons in

Hong Kong other than persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or otherwise in circumstances which do not constitute an offer to the public within the meaning of the Hong Kong Companies Ordinance (Chapter 32 of the Laws of Hong Kong).

Italy

               Each Agent has represented and agreed that the offering of the notes has not been cleared by CONSOB (the Italian Securities and Exchange Commission) pursuant to Italian securities legislation and, accordingly, no notes may be offered, sold or delivered, nor may copies of this pricing supplement or of any other document relating to the notes be distributed, in the Republic of Italy, except (i) to professional investors (operatori qualificati), as defined in Article 31, second paragraph, of CONSOB Regulation No. 11522 of July 1, 1998, as amended, or (ii) in circumstances which are exempted from the rules on solicitation of investments pursuant to Article 100 of Legislative Decree No. 58 of February 24, 1998 (the "Financial Services Act") and Article 33, first paragraph, of CONSOB Regulation No. 11971 of May 14, 1999, as amended.

               Each Agent has further represented and agreed that any offer, sale or delivery of the notes or distribution of copies of this pricing supplement or other document relating to the notes in the Republic of Italy under (i) or (ii) above must be:

               (a) made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with the Financial Services act and Legislative Decree No. 385 of September 1, 1993 (the "Banking Act"), as amended; and

               (b) in compliance with Article 129 of the Banking Act and the implementing guidelines of the Bank of Italy pursuant to which the issue on the offer of securities in the Republic of Italy may need to be preceded and followed by an appropriate notice to be filed with the Bank of Italy depending, among other things, on the aggregate value of the securities issued or offered in the Republic of Italy and their characteristics; and

               (c) in accordance with any other applicable laws and regulations.

                                                                       EXHIBIT I

                                 CIT GROUP INC.

                Global Medium-Term Note Administrative Procedures

Global Medium-Term Notes (the "Senior Notes") and Global Medium-Term Subordinated Notes (the "Subordinated Notes"; the Senior Notes and the Subordinated Notes are referred to collectively herein as the "Notes"), Due 9 Months or More from Date of Issue are to be offered on a continuing basis by CIT Group Inc. (the "Company"). Lehman Brothers Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC (individually, an "Agent", and collectively, the "Agents") have agreed to use reasonable best efforts to solicit purchases of the Notes. The Agents will not be obligated to purchase Notes for their own accounts. The Notes are being sold pursuant to a Global Selling Agency Agreement between the Company and the Agents dated _______, 2004 (the "Selling Agency Agreement"), and have been, or prior to sale will be, registered with the Securities and Exchange Commission (the "Commission"). J.P. Morgan Trust Company, National Association (the "Senior Trustee") is the trustee under the indenture described on Schedule I covering the Senior Notes (the "Senior Indenture"). The Company may change or add trustees to Schedule I attached hereto with the consent of the Agents, which consent shall not be unreasonably withheld. J.P. Morgan Trust Company, National Association (the "Subordinated Trustee") is the trustee under the indenture described on Schedule I covering the Subordinated Notes (the "Subordinated Indenture"). The Senior Indenture and the Subordinated Indenture are collectively referred to herein as the "Indentures". The Senior Trustee and the Subordinated Trustee, including any agent acting for them, are each referred to herein as a "Trustee". The banks listed on Schedule II attached hereto (individually, a "Bank" and collectively, the "Banks") may act as the registrars, paying agents, exchange rate agents and authenticating agents for the Notes. The Company may change or add banks to Schedule II. The Company may appoint more than one Bank to act as the registrar, paying agent, exchange rate agent and authenticating agent, which Bank may or may not be the same as the Trustee for the Notes.

     Each Note will be represented by either a Global Note (as defined hereinafter) delivered to a Bank as agent for The Depository Trust Company ("DTC"), Clearstream Banking, societe anonyme ("Clearstream"), or Euroclear Bank S.A./N.V. ("Euroclear") (each of DTC, Clearstream and Euroclear, a "Depositary"), and recorded in the book-entry system maintained by the applicable Depositary (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

               The procedures to be followed during, and the specific terms of, the solicitation of offers to purchase by the Agents and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents, the Banks and the Trustees of those persons handling administrative responsibilities with whom the Agents, the Banks and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery.

               Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in the applicable Depositary's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, the applicable Depositary's operating requirements or the Selling Agency Agreement, the relevant provisions of the Notes, the Indentures, the applicable Depositary's operating requirements or the Selling Agency Agreement, as the case may be, shall control.

                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes

               In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Clearstream or Euroclear, one or more Banks will perform the custodial, document control and administrative functions described below with respect to particular Notes, in accordance with their respective obligations under a Letter of Representations from the Company and each such Bank to the applicable Depositary dated as of the date hereof, a Global Medium-Term Note Certificate Agreement between such Bank and the applicable Depositary, and the Banks' obligations as participants in such Depositary, including such Depositary's settlement procedures.

Issuance:                        On any date of settlement (as defined under
                                 "Settlement" below) for one or more Book-Entry
                                 Notes, the Company will issue a single global
                                 Note in fully registered form without coupons
                                 (a "Global Note") representing up to
                                 $500,000,000 principal amount of all such
                                 Book-Entry Notes that have the same original
                                 issue date, original issue discount provisions,
                                 if any, Interest Payment Dates, Record Dates,
                                 Interest Payment Period, redemption or
                                 repayment provisions, if any, Maturity Date,
                                 priority and, in the case of Fixed Rate Notes,
                                 interest rate, or, in the case of Floating Rate
                                 Notes, initial interest rate, interest rate
                                 basis, Index Maturity, Interest Reset Period,
                                 Interest Reset Dates, Spread or Spread
                                 Multiplier, if any, minimum interest rate, if
                                 any, and maximum interest rate, if any
                                 (collectively, the

                                 "Terms"). Each Global Note will be dated and issued as of the date of its authentication by the Bank acting as authenticating agent for such Note. Each Global Note will bear an original issue date, which will be (i) with respect to an original Global Note (or any portion thereof), the original issue date specified in such Global Note and (ii) following a consolidation of Global Notes, with respect to the Global Note resulting from such consolidation, the most recent Interest Payment
                                 Date to which interest has been paid or duly provided for on the predecessor Global Notes, regardless of the date of authentication of such resulting Global Note. No Global Note will represent (i) both Fixed Rate Book-Entry Notes and Floating Rate Book-Entry Notes or (ii) any
                                 Certificated Note.

Identification Numbers:          The Company has arranged with the CUSIP Service
                                 Bureau of Standard & Poor's Corporation (the
                                 "CUSIP Service Bureau") for the reservation of
                                 a series of CUSIP numbers, which series
                                 consists of approximately 900 CUSIP numbers and
                                 relates to the Global Notes representing
                                 Book-Entry Notes. The Company has obtained from
                                 the CUSIP Service Bureau a written list of such
                                 reserved CUSIP numbers and will assign CUSIP
                                 numbers to Global Notes as described below
                                 under Settlement Procedure "B" and communicate
                                 such assignment to the applicable Bank and DTC.
                                 DTC will notify the CUSIP Service Bureau
                                 periodically of the CUSIP numbers that the
                                 Company has assigned to Global Notes. At any
                                 time when fewer than 100 of the reserved CUSIP
                                 numbers remain unassigned to the Global Notes,
                                 and, if it deems necessary, the Company will
                                 reserve additional CUSIP numbers for assignment
                                 to the Global Notes. Upon assigning such
                                 additional CUSIP numbers, the Company shall
                                 communicate such assignment to the applicable
                                 Bank and DTC.

Registration:                    Global Notes will be issued only in fully
                                 registered form without coupons. Each Global
                                 Note will be registered in the name of a
                                 nominee for the applicable Depositary, on the
                                 securities register for the Notes maintained
                                 under the applicable Indenture. The beneficial
                                 owner of a Book-Entry Note (or one or more
                                 indirect participants in the applicable
                                 Depositary designated by such owner) will
                                 designate one or more participants in the
                                 applicable Depositary (with respect to such
                                 Book-Entry Note, the "Participants") to act as
                                 agent or agents for such owner in connection
                                 with the book-entry system maintained by the
                                 applicable Depositary, and the applicable
                                 Depositary will
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                                 record in book-entry form, in accordance with
                                 instructions provided by such Participants, a
                                 credit balance with respect to such beneficial
                                 owner in such Book-Entry Note in the account of
                                 such Participants. The ownership interest of
                                 such beneficial owner (or such Participant) in
                                 such Book-Entry Note will be recorded through
                                 the records of such Participants or through the
                                 separate records of such Participants and one
                                 or more indirect participants in such
                                 Depositary.

Transfers:                       Transfers of a Book-Entry Note will be
                                 accomplished by book entries made by the
                                 applicable Depositary and, in turn, by
                                 Participants (and in certain cases, one or more
                                 indirect participants in the applicable
                                 Depositary) acting on behalf of beneficial
                                 transferors and transferees of such Note.

Exchanges:                       The applicable Bank may deliver to the
                                 applicable Depositary and the CUSIP Service
                                 Bureau at any time a written notice of
                                 consolidation (a copy of which shall be
                                 attached to the resulting Global Note described
                                 below) specifying (i) the CUSIP numbers of two
                                 or more outstanding Global Notes that represent
                                 (A) Fixed Rate Book-Entry Notes having the same
                                 Terms and for which interest has been paid to
                                 the same date or (B) Floating Rate Book-Entry
                                 Notes having the same Terms and for which
                                 interest has been paid to the same date, (ii) a
                                 date, occurring at least thirty days after such
                                 written notice is delivered and at least thirty
                                 days before the next Interest Payment Date for
                                 such Book-Entry Notes, on which such Global
                                 Notes shall be exchanged for a single
                                 replacement Global Note and (iii) a new CUSIP
                                 number, obtained from the Company, to be
                                 assigned to such replacement Global Note. Upon
                                 receipt of such a notice, the applicable
                                 Depositary will send to its participants
                                 (including such Bank) a written reorganization
                                 notice to the effect that such exchange will
                                 occur on such date. Prior to the specified
                                 exchange date, such Bank will deliver to the
                                 CUSIP Service Bureau a written notice setting
                                 forth such exchange date and such new CUSIP
                                 number and stating that, as of such exchange
                                 date, the CUSIP numbers of the Global Notes to
                                 be exchanged will no longer be valid. On the
                                 specified exchange date, such Bank will
                                 exchange such Global Notes for a single Global
                                 Note bearing the new CUSIP number and the CUSIP
                                 numbers of the exchanged Global Notes will, in
                                 accordance with CUSIP Service Bureau
                                 procedures, be canceled and not immediately
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
                                 reassigned. Notwithstanding the foregoing, if
                                 the Global Notes to be exchanged exceed
                                 $500,000,000 in aggregate principal amount, one
                                 Global Note will be authenticated and issued to
                                 represent each $500,000,000 of principal amount
                                 of the exchanged Global Notes and an additional
                                 Global Note will be authenticated and issued to
                                 represent any remaining principal amount of
                                 such Global Notes (see "Denominations" below).

Maturities:                      Each Book-Entry Note will mature on a date not
                                 less than nine months after the settlement date
                                 for such Note.

Denominations:                   Book-Entry Notes will be issued in principal
                                 amounts of $1,000 and integral multiples of
                                 $1,000 in excess thereof, or, in the case of
                                 Foreign Currency Notes, in the denominations
                                 indicated in the applicable Pricing Supplement
                                 (defined below) to the Prospectus (defined
                                 below). Global Notes will be denominated in
                                 principal amounts not in excess of
                                 $500,000,000. If one or more Book-Entry Notes
                                 having an aggregate principal amount in excess
                                 of $500,000,000 would, but for the preceding
                                 sentence, be represented by a single Global
                                 Note, then one Global Note will be
                                 authenticated and issued to represent each
                                 $500,000,000 principal amount of such
                                 Book-Entry Note or Notes and an additional
                                 Global Note will be authenticated and issued to
                                 represent any remaining principal amount of
                                 such Book-Entry Note or Notes. In such a case,
                                 each of the Global Notes representing such
                                 Book-Entry Note or Notes shall be assigned the
                                 same CUSIP number.

Interest:                        General. Interest, if any, on each Book-Entry
                                 Note will accrue from the original issue date
                                 for the first interest period or the last date
                                 to which interest has been paid, if any, for
                                 each subsequent interest period, on the Global
                                 Note representing such Book-Entry Note, and
                                 will be calculated and paid in the manner
                                 described in such Book-Entry Note and in the
                                 Prospectus relating to the Notes, dated
                                 _____________, 2004 of the Company, as
                                 supplemented by a Prospectus Supplement, dated
                                 _______, 2004 (together, and as further amended
                                 or supplemented from time to time, the
                                 "Prospectus"), as supplemented by the
                                 applicable Pricing Supplement (the "Pricing
                                 Supplement"). Unless otherwise specified
                                 therein, each payment of interest on a
                                 Book-Entry Note will include interest accrued
                                 to but excluding the Interest Payment Date
                                 (provided that, in the case of Floating Rate
                                 Book-Entry
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
                                 Notes which reset daily or weekly, interest
                                 payments will include accrued interest to and
                                 including the Record Date immediately preceding
                                 the Interest Payment Date) or to but excluding
                                 Maturity (other than a Maturity of a Fixed Rate
                                 Book-Entry Note occurring on the 31st day of a
                                 month, in which case such payment of interest
                                 will include interest accrued to but excluding
                                 the 30th day of such month). Interest payable
                                 at the Maturity of a Book-Entry Note, other
                                 than on a day that would otherwise be an
                                 Interest Payment Date, will be payable to the
                                 person to whom the principal of such Note is
                                 payable. Standard & Poor's Corporation will use
                                 the information received in the pending deposit
                                 message described under Settlement Procedure
                                 "C" below in order to include the amount of any
                                 interest payable and certain other information
                                 regarding the related Global Note in the
                                 appropriate (daily or weekly) bond report
                                 published by Standard & Poor's Corporation.

                                 Record Dates. Unless otherwise specified in the applicable Pricing Supplement, the Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                                 Interest Payment Dates on Fixed Rate Book-Entry
                                 Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes will be made semiannually on January 15 and July 15 of each year and at Maturity; provided, however, that, unless otherwise specified in the applicable Pricing Supplement, in the case of a Fixed Rate Book-Entry Note issued between a
                                 Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

                                 Interest Payment Dates on Floating Rate
                                 Book-Entry Notes. Unless otherwise specified in
                                 the applicable Pricing Supplement, interest
                                 payments will be made on Floating Rate
                                 Book-Entry Notes monthly, quarterly,
                                 semi-annually or annually and will be payable
                                 on the dates established by the Company on the
                                 date of issue and set forth therein and in the
                                 applicable Pricing Supplement; provided,
                                 however, that if an Interest Payment Date for a
                                 Floating Rate Book-Entry Note would otherwise
                                 be a day that is not a business day with
                                 respect to such Floating Rate Book-Entry Note,
                                 such Interest Payment Date will be the next
                                 succeeding business day with respect to such
                                 Floating Rate
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                                 Book-Entry Note, except that in the case
                                 of a Floating Rate Book-Entry Note for which
                                 the interest rate basis is LIBOR, if such
                                 business day is in the next succeeding calendar
                                 month, such Interest Payment Date will be the
                                 immediately preceding business day; and
                                 provided further, that in the case of a
                                 Floating Rate Book-Entry Note issued between a
                                 Record Date and an Interest Payment Date, the
                                 first interest payment will be made on the
                                 Interest Payment Date following the next
                                 succeeding Record Date.

                                 Notice of Interest Rates. Promptly after each
                                 Interest Determination Date for Floating Rate
                                 Book-Entry Notes, the Company, as Calculation
                                 Agent, will notify the applicable Bank and Standard & Poor's Corporation of the interest rates determined on such Interest Determination
                                 Date.

Calculation of Interest:         Fixed Rate Book-Entry Notes. Unless otherwise
                                 specified in the applicable Pricing Supplement,
                                 interest on Fixed Rate Book-Entry Notes
                                 (including interest for partial periods) will
                                 be calculated on the basis of a 360-day year of
                                 twelve 30-day months.

                                 Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes.
                                 Interest on Floating Rate Book-Entry Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Book-Entry Note for which the interest rate basis is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal and        Payment of Interest Only. Promptly after each
Interest:                        Record Date, the applicable Bank will deliver
                                 to the Company and the applicable Depositary a
                                 written notice setting forth, by CUSIP number,
                                 the amount of interest to be paid on each
                                 Global Note on the following Interest Payment
                                 Date (other than an Interest Payment Date
                                 coinciding with Maturity) and the total of such
                                 amounts. The applicable Depositary will confirm
                                 the amount payable on each Global Note on such
                                 Interest Payment Date by reference to the
                                 appropriate (daily or weekly) bond reports
                                 published by Standard & Poor's Corporation. The
                                 Company will pay to such Bank the total amount
                                 of interest due on such Interest Payment Date
                                 (other than at Maturity), and such Bank will
                                 pay such amount to the applicable Depositary,
                                 at the times and in the
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                                 manner set forth below under "Manner of
                                 Payment". If any Interest Payment Date for a
                                 Book-Entry Note is not a business day, the
                                 payment due on such day shall be made on the
                                 next succeeding business day and no interest
                                 shall accrue on such payment for the period
                                 from and after such Interest Payment Date,
                                 except as previously discussed with respect to
                                 certain Floating Rate Book-Entry Notes for
                                 which the interest rate basis is LIBOR.

                                 Payments at Maturity. On or about the first business day of each month, each Bank will deliver to the Company and the applicable
                                 Depositary a written list of principal and interest to be paid on each Global Note for which such Bank is responsible and which will mature (on a Maturity or Redemption Date or otherwise) in the following month. The Company and the applicable Depositary will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth business day preceding the Maturity of such Global Note. On or before Maturity, the Company will pay to such Bank the principal amount of such Global Note, together with interest due at such Maturity. Such Bank will pay such amount to the applicable
                                 Depositary at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Note representing
                                 Book-Entry Notes is not a business day, the payment due on such day shall be made on the next succeeding business day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to the applicable Depositary of the principal and interest due at Maturity of such Global Note, such Bank will cancel such Global
                                 Note in accordance with the applicable
                                 Indenture and so advise the Company.

                                 Manner of Payment. The total amount of any
                                 principal and interest due on Global Notes on
                                 any Interest Payment Date or at Maturity shall
                                 be paid by the Company to the applicable Bank
                                 in immediately available funds no later than
                                 9:30 A.M. (New York City time), in the case of
                                 Dollar Denominated Notes, or 9:30 A.M. (London
                                 time), in the case of Foreign Currency Notes,
                                 on such date. The Company will make such
                                 payment on such Global Notes by instructing
                                 such Bank to withdraw funds from an account
                                 maintained by the Company at such Bank or by
                                 wire transfer to such Bank. The Company will
                                 confirm any such instructions in writing to
                                 such Bank. Prior to 10:00 A.M. (New York City
                                 time), in the case of Dollar
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                                 Denominated Notes, or 10:00 A.M. (London time),
                                 in the case of Foreign Currency Notes, on the
                                 date of Maturity or as soon as possible
                                 thereafter, such Bank will pay by separate wire
                                 transfer (using Fedwire message entry
                                 instructions in a form previously specified by
                                 the applicable Depositary) to an account at the
                                 Federal Reserve Bank of New York previously
                                 specified by such Depositary, in funds
                                 available for immediate use by the Depositary,
                                 each payment of principal (together with
                                 interest thereon) due on a Global Note on such
                                 date. On each Interest Payment Date (other than
                                 at Maturity), interest payments shall be made
                                 to the applicable Depositary, in funds
                                 available for immediate use by the Depositary,
                                 in accordance with existing arrangements
                                 between the Bank and the Depositary. On each
                                 such date, the applicable Depositary will pay,
                                 in accordance with its operating procedures
                                 then in effect, such amounts in funds available
                                 for immediate use to the respective
                                 Participants in whose names the Book-Entry
                                 Notes represented by such Global Notes are
                                 recorded in the book-entry system maintained by
                                 the applicable Depositary. None of the Company,
                                 the Trustees or such Bank shall have any direct
                                 responsibility or liability for the payment by
                                 the Depositary to such Participants of the
                                 principal of and interest on the Book-Entry
                                 Notes.

                                 Withholding Taxes: The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in the applicable Depositary or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate Setting and   The Company and the Agents will discuss from
Posting:                         time to time the aggregate principal amount of,
                                 the issuance price of, and the interest rates
                                 to be borne by, Book-Entry Notes that may be
                                 sold as a result of the solicitation of orders
                                 by the Agents. If the Company decides to set
                                 prices of, and rates borne by, any Book-Entry
                                 Notes in respect of which the Agents are to
                                 solicit orders (the setting of such prices and
                                 rates to be referred to herein as "posting") or
                                 if the Company decides to change prices or
                                 rates previously posted by it, it will promptly
                                 advise the Agents of the prices and rates to be
                                 posted.
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Acceptance and Rejection of      Unless otherwise instructed by the Company,
Orders:                          each Agent will advise the Company promptly by
                                 telephone of all orders to purchase Book-Entry
                                 Notes received by such Agent, other than those
                                 rejected by it in whole or in part in the
                                 reasonable exercise of its discretion. Unless
                                 otherwise agreed by the Company and the Agents,
                                 the Company has the right to accept orders to
                                 purchase Book-Entry Notes and may reject any
                                 such orders in whole or in part.

Preparation of Pricing           If any order to purchase a Book-Entry Note is
Supplement:                      accepted by or on behalf of the Company, the
                                 Company will prepare a pricing supplement (a
                                 "Pricing Supplement") reflecting the Terms of
                                 such Book-Entry Note and will arrange to have a
                                 copy thereof filed with the Commission's
                                 Electronic Data Gathering, Analysis, and
                                 Retrieval ("EDGAR") system in accordance with
                                 the applicable paragraph of Rule 424(b) under
                                 the Act and will supply at least two copies
                                 thereof (and additional copies if requested) to
                                 the Agent which presented the order (the
                                 "Presenting Agent"). One copy of such filed
                                 document shall be sent by email, telecopy or
                                 overnight express (for delivery not later than
                                 11:00 A.M. on the second business day next
                                 following the sale date and, in any case, not
                                 prior to the filing date) to the Presenting
                                 Agent at the following applicable addresses:

                                 Lehman Brothers Inc.:

                                    c/o ADP Prospectus Services
                                    on behalf of Lehman Brothers Inc.
                                    1155 Long Island Avenue
                                    Edgewood, New York 11717
                                    Attention: Client Services
                                    Telephone: (631) 254-7118
                                    Telecopy: (631) 254-7268

                                 ABN AMRO Incorporated:

                                    55 East 52nd Street
                                    New York, New York 10055
                                    Attention: Rob Silverschotz
                                    Telephone: (212) 409-6862
                                    Telecopy: (212) 409-7303

                                 Banc of America Securities LLC
                                 9 West 57th Street
                                 New York, New York 10019
                                 Attention: Rock Fu
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
                                 Telephone: (212) 847-6434
                                 Telecopy: (212) 847-5184

                                      with a copy to:

                                         Lily Chang
                                         Banc of America Securities LLC
                                         40 West 57th Street, 27th Floor
                                         New York, New York 10019
                                         Telephone: (646) 313-8798
                                         Telecopy: (646) 313-4778

                                 Barclays Capital Inc.:

                                    c/o ADP Prospectus
                                    1155 Long Island Avenue
                                    Edgewood, New York 11717
                                    Attention: Client Services
                                    Telephone: (631) 254-7129
                                    Telecopy: (631) 254-7140

                                 Bear, Stearns & Co. Inc.:

                                    383 Madison Avenue
                                    New York, New York 10179
                                    Attention: Jonathan Lieberman
                                    Telephone: (212) 272-2703
                                    Telecopy: (917) 849-1160

                                 BNP Paribas Securities Corp.:

                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attention: David Wolff
                                    Telephone: (212) 841-3440
                                    Telecopy: (212) 841-3490

                                 Citigroup Global Markets Inc.:

                                    Brooklyn Army Terminal
                                    140 58th Street, 8th Floor
                                    Brooklyn, New York 11220
                                    Attention: Annabelle Avila
                                    Telephone: (718) 765-6725
                                    Telecopy: (718) 765-6734
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                                 Credit Suisse First Boston LLC:

                                    11 Madison Avenue
                                    New York, New York 10010
                                    Attention: Joan Bryan
                                    Telephone: (212) 538-7764
                                    Telecopy: (212) 803-4096

                                 Deutsche Bank Securities Inc.:

                                    60 Wall Street
                                    New York, New York 10005
                                    Attention: Debt Capital Markets
                                    Telephone: (212) 250-6767
                                    Telecopy: (212) 797-2202

                                 Goldman, Sachs & Co.:

                                    85 Broad St.
                                    27th Floor
                                    New York, New York 10004
                                    Attention: Nick Philip
                                    Telephone: (212) 902-2525
                                    Telecopy: (212) 902-3000
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
                                 HSBC Securities (USA) Inc.:

                                    452 Fifth Avenue
                                    New York, New York 10018
                                    Attention: Medium Term Notes Desk
                                    Telephone: (212) 525-3142
                                    Telecopy: (212) 525-0238

                                    with a copy to:

                                       HSBC Securities (USA) Inc.
                                       452 Fifth Avenue, 9th Floor
                                       New York, New York 10018
                                       Attention: Andrew S. Lazerus
                                       Telephone: (212) 525-3456
                                       Telecopy: (646) 366-3338

                                 J.P. Morgan Securities Inc.:

                                    270 Park Avenue, 8th Floor
                                    New York, New York 10017
                                    Attention: Transaction Execution Group
                                    Telephone: (212) 834-5710
                                    Telecopy: (212) 834-6702

                                 Merrill Lynch, Pierce, Fenner & Smith Incorporated:

                                    c/o ADP Prospectus
                                    Distribution Services
                                    1155 Long Island Avenue
                                    Edgewood, New York 11717
                                    Attention: Shawn Leandre
                                    Telephone: (631) 254-7081
                                    Telecopy: (631) 254-7132

                                 Morgan Stanley & Co. Incorporated:

                                    1585 Broadway, 2nd Floor
                                    New York, New York 10036
                                    Attention: Medium-Term Note Trading Desk
                                    Telephone: (212) 761-1721
                                    Telecopy: (212) 761-0781

                                 UBS Securities LLC:

                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
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
                                    Attention: Fixed Income Syndicate
                                    Telephone: (203) 719-1088
                                    Telecopy: (203) 719-0495

                                 Wachovia Capital Markets, LLC:

                                    301 South College Street
                                    Charlotte, North Carolina 28288-0602
                                    Attention: Travis Barnes
                                    Telephone: (704) 715-8407
                                    Telecopy: (704) 383-9165

                                 For record keeping purposes, one copy of each Pricing Supplement shall be mailed to the Presenting Agent at the following applicable addresses:

                                 Lehman Brothers Inc.

                                    745 Seventh Avenue
                                    New York, New York 10019
                                    Attention: Medium-Term Note Desk
                                    Telecopy: (212) 526-0943

                                 ABN AMRO Incorporated:

                                    55 East 52nd Street
                                    New York, New York 10055
                                    Attention: Rob Silverschotz
                                    Telephone: (212) 409-6862
                                    Telecopy: (212) 409-7303

                                 Banc of America Securities LLC:

                                    9 West 57th Street
                                    New York, New York 10019
                                    Attention: Rock Fu
                                    Telephone: (212) 847-6434
                                    Telecopy: (212) 847-5184

                                         with a copy to:

                                            Lily Chang
                                            Banc of America Securities LLC
                                            40 West 57th Street, 27th Floor
                                            New York, New York 10019
                                            Telephone: (646) 313-8798
                                            Telecopy: (646) 313-4778
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
                                 Barclays Capital Inc.

                                    200 Park Avenue
                                    New York, New York 10166
                                    Attention: MTN Trading
                                    Telephone: (212) 412-6980
                                    Telecopy: (212) 412-7305

                                 Bear, Stearns & Co. Inc.:

                                    383 Madison Avenue
                                    New York, New York 10179
                                    Attention: Jonathan Lieberman
                                    Telephone: (212) 272-2703
                                    Telecopy: (917) 849-1160

                                 BNP Paribas Securities Corp.:

                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attention: David Wolff
                                    Telephone: (212) 841-3440
                                    Telecopy: (212) 841-3490

                                 Citigroup Global Markets Inc.

                                    Brooklyn Army Terminal
                                    140 58th Street, 8th Floor
                                    Brooklyn, New York 11220
                                    Attention: Anabelle Avila
                                    Telephone: (718) 765-6725
                                    Telecopy: (718) 765-6734

                                 Credit Suisse First Boston LLC

                                    11 Madison Avenue
                                    New York, New York 10010
                                    Attention: Short and Medium-Term Finance Department
                                    Telephone: (212) 325-7198
                                    Telecopy: (212) 743-5825

                                    with a copy to:

                                       Helena Willner
                                       11 Madison Avenue
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
                                       New York, New York 10010

                                 Deutsche Bank Securities Inc.

                                    60 Wall Street
                                    New York, New York 10005
                                    Attention: Debt Capital Markets
                                    Telephone: (212) 250-6767
                                    Telecopy: (212) 797-2202

                                 Goldman, Sachs & Co.

                                    85 Broad Street
                                    27th Floor
                                    New York, New York 10004
                                    Attention: Nick Philip
                                    Telephone: (212) 902-2525
                                    Telecopy: (212) 902-3000

                                 HSBC Securities (USA) Inc.:

                                    452 Fifth Avenue, 9th Floor
                                    New York, New York 10018
                                    Attention: Andrew S. Lazerus
                                    Telephone: (212) 525-3456
                                    Telecopy: (646) 366-3338

                                 J.P. Morgan Securities Inc.:

                                    270 Park Avenue, 8th Floor
                                    New York, New York 10017
                                    Attention: Transaction Execution Group
                                    Telephone: (212) 834-5710
                                    Telecopy: (212) 834-6702

                                 Merrill Lynch, Pierce, Fenner & Smith Incorporated:

                                    4 World Financial Center, 4th Floor
                                    New York, New York 10080
                                    Attention: Global Transaction Management Group - Scott Primrose
                                    Telephone: (212) 449-7476
                                    Telecopy: (212) 449-2234

                                 Morgan Stanley & Co. Incorporated:

                                    1585 Broadway, 2nd Floor
                                    New York, New York 10036
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
                                    Attention: Medium-Term Note Trading Desk
                                    Telephone: (212) 761-1721
                                    Telecopy: (212) 761-0781

                                 UBS Securities LLC:

                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
                                    Attention: Fixed Income Syndicate
                                    Telephone: (203) 719-1088
                                    Telecopy: (203) 719-0495

                                 Wachovia Capital Markets, LLC:

                                    301 South College Street
                                    Charlotte, North Carolina 28288-0602
                                    Attention: Travis Barnes
                                    Telephone: (704) 715-8407
                                    Telecopy: (704) 383-9165

                                 The Presenting Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Book-Entry Note.

                                 In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of Solicitation;      Subject to the Company's representations,
Amendment or Supplement:         warranties and covenants contained in the
                                 Selling Agency Agreement, the Company may
                                 instruct the Agents to suspend at any time, for
                                 any period of time or permanently, the
                                 solicitation of orders to purchase Book-Entry
                                 Notes. Upon receipt of such instructions, the
                                 Agents will forthwith suspend solicitation
                                 until such time as the Company has advised them
                                 that such solicitation may be resumed.

                                 In the event that at the time the Company
                                 suspends solicitation of the purchases there
                                 shall be any orders outstanding for settlement,
                                 the Company will promptly advise the Agents and
                                 the applicable Banks whether such orders may be
                                 settled and whether copies of the Prospectus as
                                 in effect at the time of suspension, together
                                 with the appropriate Pricing Supplement, may be
                                 delivered in connection with the settlement of
                                 such orders. The
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
                                 Company will have the sole responsibility for
                                 such decision and for any arrangements that may
                                 be made in the event that the Company
                                 determines that such orders may not be settled
                                 or that copies of such Prospectus and Pricing
                                 Supplement may not be so delivered.

                                 If the Company decides to amend or supplement the registration statement relating to the registration of the Notes with the Commission or the Prospectus or decides to file any further registration statements for the purpose of registering additional Notes and in connection with which the Selling Agency
                                 Agreement is included or incorporated by reference as an exhibit, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement or registration statement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agency Agreement.
                                 Subject to the provisions of the Selling Agency
                                 Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents, each Trustee and each Bank with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedures For                   When the Company has determined to change the
Rate Changes:                    interest rates of Book-Entry Notes being
                                 offered, it will promptly advise the Agents and
                                 the Agents will forthwith suspend solicitation
                                 of orders. The Agents will telephone the
                                 Company with recommendations as to the changed
                                 interest rates. At such time as the Company has
                                 advised the Agents of the new interest rates,
                                 the Agents may resume solicitation of orders.
                                 Until such time only "indications of interest"
                                 may be recorded. On or prior to the last day on
                                 which a Pricing Supplement is required to be
                                 filed pursuant to the Act and the Rules and
                                 Regulations, the Company will file with the
                                 Commission a Pricing Supplement to the
                                 Prospectus relating to such Book-Entry Notes
                                 that reflects the applicable interest rates and
                                 other terms and will deliver copies of such
                                 Pricing Supplement to the applicable Agent.
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Delivery of Prospectus:          A copy of the Prospectus and a Pricing
                                 Supplement relating to a Book-Entry Note must
                                 accompany or precede the earliest of any
                                 written offer of such Book-Entry Note,
                                 confirmation of the purchase of such Book-Entry
                                 Note or payment for such Book-Entry Note by its
                                 purchaser. If notice of a change in the terms
                                 of the Book-Entry Notes is received by the
                                 Agents between the time an order for a
                                 Book-Entry Note is placed and the time written
                                 confirmation thereof is sent by the Presenting
                                 Agent to a customer or his agent, such
                                 confirmation shall be accompanied by a
                                 Prospectus and Pricing Supplement setting forth
                                 the terms in effect when the order was placed.
                                 Subject to "Suspension of Solicitation;
                                 Amendment or Supplement" above, the Presenting
                                 Agent will deliver a Prospectus and Pricing
                                 Supplement as herein described with respect to
                                 each Book-Entry Note sold by it. The Company
                                 will make such delivery if such Book-Entry Note
                                 is sold directly by the Company to a purchaser
                                 (other than an Agent).

Confirmation:                    For each order to purchase a Book-Entry Note
                                 solicited by any Agent and accepted by or on
                                 behalf of the Company, the Presenting Agent
                                 will issue a confirmation to the purchaser,
                                 with a copy to the Company, setting forth the
                                 details set forth above and delivery and
                                 payment instructions.

Settlement:                      The receipt by the Company of immediately
                                 available funds in payment for a Book-Entry
                                 Note and the authentication and issuance of the
                                 Global Note representing such Book-Entry Note
                                 shall constitute "settlement" with respect to
                                 such Book-Entry Note. All orders accepted by
                                 the Company will be settled on the third
                                 business day following the date of sale of such
                                 Book-Entry Note pursuant to the timetable for
                                 settlement set forth below unless the Company,
                                 the applicable Bank and the purchaser agree to
                                 settlement on another day which shall be no
                                 earlier than the next business day following
                                 the date of sale.

Settlement Procedures for        Settlement Procedures with respect to each
Dollar Denominated Notes:        Dollar Denominated Note sold by the Company
                                 through any Agent, as agent, shall be as
                                 follows:

                                 A. The Presenting Agent will advise the Company
                                 by telephone of, and confirm in writing, the
                                 following settlement information:
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
                                      1.   Principal amount.

                                      2.   Maturity Date.

                                      3.   In the case of a Fixed Rate Note, the
                                           interest rate or, in the case of a
                                           Floating Rate Note, the interest rate
                                           basis (including, if LIBOR, the
                                           method for determining LIBOR),
                                           initial interest rate (if known at
                                           such time), Index Maturity, Interest
                                           Reset Period and Interest Reset Dates
                                           (if any), Spread or Spread Multiplier
                                           (if any), minimum interest rate (if
                                           any) and maximum interest rate (if
                                           any).

                                      4.   Interest Payment Dates and the
                                           Interest Payment Period.

                                      5.   Settlement date.

                                      6.   Price.

                                      7.   Presenting Agent's commission,
                                           determined as provided in Section 2
                                           of the Selling Agency Agreement.

                                      8.   Priority (including, if a
                                           Subordinated Note, whether such Note
                                           is intended to qualify as Tier II
                                           Capital).

                                      9.   Redemption and/or repayment
                                           provisions, if any.

                                      10.  If such Book-Entry Note is issued at
                                           an original issue discount ("OID"),
                                           the total amount of OID, the yield to
                                           maturity and the initial accrual
                                           period OID.

                                 B. The Company will advise the Presenting Agent by telecopy or other mutually acceptable method of the name of the Bank and, if the Notes are Senior Notes, the name of the Senior Trustee.
                                 The Company will advise such Bank by telecopy or other mutually acceptable method of the information set forth in Settlement Procedure
                                 "A" above and the name of the Presenting Agent.

                                 C. The Company will assign a CUSIP number to
                                 the Global Note and will notify such Bank and
                                 the Presenting Agent by telephone of such CUSIP
                                 number as soon as
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
                                 practicable. Such Bank will enter a pending
                                 deposit message through DTC's Participant
                                 Terminal System providing the following
                                 settlement information to DTC (which shall
                                 route such information to Standard & Poor's
                                 Corporation and the Presenting Agent):

                                      1.   The information set forth in
                                           Settlement Procedure "A".

                                      2.   Identification as a Fixed Rate Note
                                           or a Floating Rate Note.

                                      3.   Initial Interest Payment Date for
                                           such Book-Entry Note, number of days
                                           by which such date succeeds the
                                           related Record Date and amount of
                                           interest payable on such Interest
                                           Payment Date.

                                      4.   The Interest Payment Period.

                                      5.   CUSIP number of the Global Note
                                           representing such Book-Entry Note.

                                      6.   Whether such Global Note will
                                           represent any other Book-Entry Note
                                           (to the extent known at such time).

                                 D. To the extent the Company has not already done so, the Company will deliver to such Bank a Global Note in a form that has been approved by the Company, the Agents and such Bank.

                                 E. Such Bank will complete such Book-Entry
                                 Note, stamp or type in the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Note representing such Book-Entry Note.

                                 F. DTC will credit such Book-Entry Note to such Bank's participant account at DTC.

                                 G. Such Bank will enter a delivery order
                                 through DTC's Same-Day Funds Settlement System
                                 ("SDFS") and Participant Terminal System
                                 instructing DTC to (i) debit such Book-Entry
                                 Note to such Bank's participant account and
                                 credit such Book-Entry Note to the Presenting
                                 Agent's participant account and (ii) debit the
                                 Presenting Agent's settlement account and
                                 credit such Bank's settlement account for an
                                 amount equal to the price of such
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                                 Book-Entry Note less the Presenting Agent's
                                 commission. The entry of such a deliver order
                                 shall constitute a representation and warranty
                                 by such Bank to DTC that (i) such Global Note
                                 representing such Book-Entry Note has been
                                 issued and authenticated and (ii) such Bank is
                                 holding such Global Note pursuant to the Global
                                 Medium-Term Note Certificate Agreement between
                                 such Bank and DTC.

                                 H. The Presenting Agent will enter an SDFS deliver order through DTC's Participant
                                 Terminal system instructing DTC (i) to debit such Book-Entry Note to the Presenting Agent's participant account and credit such Book-Entry
                                 Note to the participant accounts of the
                                 Participants with respect to such Book-Entry
                                 Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the price of such Book-Entry Note.

                                 I. Transfers of funds in accordance with SDFS deliver orders described in Settlement
                                 Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                                 J. Such Bank will, upon receipt of funds from the Agent in accordance with Settlement
                                 Procedure "G", wire transfer funds available for immediate use in the amount transferred to such Bank in accordance with Settlement
                                 Procedure "G" to the account of the Company maintained at The Chase Manhattan Bank, New
                                 York, New York.

                                 K. The Presenting Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry
                                 Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures            For orders of Book-Entry Notes solicited by any
Timetable for Dollar             Agent and accepted by the Company for
Denominated Notes:               settlement on the first business day after the
                                 sale date, Settlement Procedures "A" through
                                 "K" set forth above shall be completed as soon
                                 as possible but not later than the respective
                                 times (New York City time) set forth below:
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
                                 Settlement
                                  Procedure                  Time
                                 ----------   ----------------------------------
                                      A       11:00 A.M. on the sale date

                                      B       12:00 Noon on the sale date

                                      C       2:00 P.M. on the sale date

                                      D       3:00 P.M. on the day before
                                              settlement

                                      E       9:00 A.M. on settlement date

                                      F       10:00 A.M. on settlement date

                                     G-H      2:00 P.M. on settlement date

                                      I       4:45 P.M. on settlement date

                                     J-K      5:00 P.M. on settlement date

                                 If a sale is to be settled more than one business day after the sale date, Settlement
                                 Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00
                                 A.M. and 12:00 Noon on the first business day after the sale date and no later than 2:00 P.M.
                                 on the business day before the settlement date, respectively. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement
                                 Procedure "A" is completed, Settlement
                                 Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the business day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                 If settlement of a Book-Entry Note is
                                 rescheduled or canceled, such Bank will deliver
                                 to DTC, through DTC's Participant Terminal
                                 System, a cancellation message to such effect
                                 by no later than 2:00 P.M. on the business day
                                 immediately preceding the scheduled settlement
                                 date.
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Settlement Procedures and        Foreign Currency Notes held through Euroclear
Timetable for Foreign Currency   or Clearstream accounts will follow the
Notes:                           settlement procedures that are applicable to
                                 conventional eurobonds in registered form.
                                 Foreign Currency Notes will be credited to the
                                 securities custody accounts of Euroclear and
                                 Clearstream participants on the business day
                                 following the settlement date, for value on the
                                 settlement date. They will be credited either
                                 free of payment or against payment for value on
                                 the settlement date.

Failure to Settle Dollar         If the applicable Bank has not entered an SDFS
Denominated Notes:               deliver order with respect to a Book-Entry Note
                                 pursuant to Settlement Procedure "G", such Bank
                                 may, upon the written request of the Company,
                                 deliver to DTC, through DTC's Participant
                                 Terminal System, as soon as practicable, a
                                 withdrawal message instructing DTC to debit
                                 such Book-Entry Note to such Bank's participant
                                 account. DTC will process the withdrawal
                                 message, provided that such participant account
                                 contains a principal amount of the Global Note
                                 representing such Book-Entry Note that is at
                                 least equal to the principal amount to be
                                 debited. If a withdrawal message is processed
                                 with respect to all the Book-Entry Notes
                                 represented by a Global Note, such Bank will
                                 cancel such Global Note in accordance with the
                                 applicable Indenture and so advise the Company,
                                 and such Bank will make appropriate entries in
                                 its records. The CUSIP number assigned to such
                                 Global Note shall, in accordance with CUSIP
                                 Service Bureau procedures, be canceled and not
                                 immediately reassigned. If a withdrawal message
                                 is processed with respect to one or more, but
                                 not all, of the Book-Entry Notes represented by
                                 a Global Note, such Bank will exchange such
                                 Global Note for two Global Notes, one of which
                                 shall represent such Book-Entry Notes and shall
                                 be canceled immediately after issuance and the
                                 other of which shall represent the other
                                 Book-Entry Notes previously represented by the
                                 surrendered Global Note and shall bear the
                                 CUSIP number of the surrendered Global Note.

                                 If the purchase price for any Dollar
                                 Denominated Note is not timely paid to the
                                 Participants with respect to such Note by the
                                 beneficial purchaser thereof (or any Person,
                                 including an indirect participant in DTC,
                                 acting on behalf of such purchaser), such
                                 Participants and, in turn, the Presenting Agent
                                 may enter SDFS deliver orders through DTC's
                                 Participant Terminal System reversing the
                                 orders entered pursuant to Settlement
                                 Procedures "H" and "G",
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                                 respectively. Thereafter, such Bank will
                                 deliver the withdrawal message and take the
                                 related actions described in the preceding
                                 paragraph. If such failure shall have occurred
                                 for any reason other than a default by the
                                 Presenting Agent in the performance of its
                                 obligations hereunder and under the Selling
                                 Agency Agreement, then the Company will
                                 reimburse the Presenting Agent or such Bank, as
                                 applicable, on an equitable basis for the loss
                                 of the use of the funds during the period when
                                 they were credited to the account of the
                                 Company.

                                 Notwithstanding the foregoing, upon any failure to settle with respect to a Dollar Denominated
                                 Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, such Bank will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global
                                 Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

Failure to Settle Foreign        Upon any failure to settle with respect to any
Currency Notes:                  Foreign Currency Note, Euroclear or Clearstream
                                 may take any actions in accordance with its
                                 operating procedures then in effect.

Bank Not to Risk Funds:          Nothing herein shall be deemed to require any
                                 Trustee or any Bank to risk or expend its own
                                 funds in connection with any payment to the
                                 Company, the applicable Depositary, the Agents
                                 or any of the purchasers of the Notes, it being
                                 understood by all parties that payments made by
                                 any Bank to the Company, the applicable
                                 Depositary, the Agents or such purchasers shall
                                 be made only to the extent that funds are
                                 provided to such Bank for such purpose.

Authenticity of Signatures:      The Company will cause each Bank to furnish the
                                 Agents from time to time with the specimen
                                 signatures of such Bank's officers, employees
                                 or agents who have been authorized by such Bank
                                 to authenticate Book-Entry Notes, but none of
                                 the Agents will have any obligation or
                                 liability to the Company or such Bank in
                                 respect of the authenticity of the signature of
                                 any officer, employee or agent of the Company
                                 or such Bank on any Book-Entry Note.
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Advertising Costs:               The Company will determine, after consulting
                                 with the Agents, the amount of advertising that
                                 may be appropriate in soliciting offers to
                                 purchase the Book-Entry Notes. Advertising
                                 expenses will be paid by the Company.

Periodic Statements from the     Periodically, the applicable Bank will send to
Banks:                           the Company a statement setting forth the
                                 principal amount of Book-Entry Notes
                                 outstanding as of that date and setting forth a
                                 brief description of any sales of Book-Entry
                                 Notes of which the Company has advised such
                                 Bank but which have not yet been settled.

                                     PART II

                Administrative Procedures for Certificated Notes

          One or more Banks will serve as registrar and transfer agent (in such capacities, the "Registrar" and "Transfer Agent", respectively) in connection with the Certificated Notes.

Issuance:                        Each Certificated Note will be dated and issued
                                 as of the date of its authentication by the
                                 Bank acting as Registrar and Transfer Agent for
                                 such Note. Each Certificated Note will bear an
                                 Original Issue Date, which will be (i) with
                                 respect to an original Certificated Note (or
                                 any portion thereof), its original issuance
                                 date (which will be the settlement date) and
                                 (ii) with respect to any Certificated Note (or
                                 portion thereof) issued subsequently upon
                                 transfer or exchange of a Certificated Note or
                                 in lieu of a destroyed, lost or stolen
                                 Certificated Note, the Original Issue Date of
                                 the predecessor Certificated Note, regardless
                                 of the date of authentication of such
                                 subsequently issued Certificated Note.

Registration:                    Certificated Notes will be issued only in fully
                                 registered form without coupons.
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Transfers and Exchanges:         A Certificated Note may be presented for
                                 transfer or exchange at the principal corporate
                                 trust office in the City of New York of the
                                 Bank acting as Registrar and Transfer Agent for
                                 such Certificated Note or at the office of the
                                 transfer agent in Luxembourg (in the case of
                                 Notes listed on the Luxembourg Stock Exchange).
                                 Certificated Notes will be exchangeable for
                                 other Certificated Notes having identical terms
                                 but different authorized denominations without
                                 service charge. Certificated Notes will not be
                                 exchangeable for Book-Entry Notes.

Maturities:                      Each Certificated Note will mature on a date
                                 not less than nine months after the settlement
                                 date for such Note.

Denominations:                   The denomination of any Certificated Note
                                 denominated in U.S. dollars will be a minimum
                                 of $1,000 or any amount in excess thereof that
                                 is an integral multiple of $1,000, or the
                                 equivalent thereof in other currencies or
                                 currency units. The authorized denominations of
                                 Certificated Notes denominated in any other
                                 currency will be specified pursuant to
                                 "Settlement Procedures" below.

Interest:                        General. Interest, if any, on each Certificated
                                 Note will accrue from the original issue date
                                 for the first interest period or the last date
                                 to which interest has been paid, if any, for
                                 each subsequent interest period, and will be
                                 calculated and paid in the manner described in
                                 such Note and in the Prospectus, as
                                 supplemented by the applicable Pricing
                                 Supplement. Unless otherwise specified therein,
                                 each payment of interest on a Certificated Note
                                 will include interest accrued to but excluding
                                 the Interest Payment Date (provided that, in
                                 the case of Floating Rate Certificated Notes
                                 which reset daily or weekly, interest payments
                                 will include accrued interest to and including
                                 the Record Date immediately preceding the
                                 Interest Payment Date) or to but excluding
                                 Maturity (other than a Maturity of a Fixed Rate
                                 Certificated Note occurring on the 31st day of
                                 a month, in which case such payment of interest
                                 will include interest accrued to but excluding
                                 the 30th day of such month). Interest payable
                                 at the Maturity of a Certificated Note, other
                                 than on a day that would otherwise be an
                                 Interest Payment Date, will be payable to the
                                 person to whom the principal of such Note is
                                 payable.
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                                 Record Dates. Unless otherwise specified in the
                                 applicable Pricing Supplement, the Record Date
                                 with respect to any Interest Payment Date shall
                                 be the date fifteen calendar days immediately
                                 preceding such Interest Payment Date.

                                 Interest Payment Dates on Fixed Rate
                                 Certificated Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Certificated
                                 Notes will be made semi-annually on January 15 and July 15 of each year and at Maturity;
                                 provided, however, that, unless otherwise specified in the applicable Pricing Supplement, in the case of a Fixed Rate Certificated Note issued between a Record Date and an Interest
                                 Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

Calculation of Interest:         Fixed Rate Certificated Note. Unless otherwise
                                 specified in the applicable Pricing Supplement,
                                 interest on Fixed Rate Certificated Notes
                                 (including interest for partial periods) will
                                 be calculated on the basis of a 360-day year of
                                 twelve 30-day months.

                                 Floating Rate Certificated Notes. Unless otherwise specified in the applicable Pricing
                                 Supplement, interest rates on Floating Rate
                                 Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the interest rate basis is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

                                 If any Interest Payment Date for or the
                                 Maturity of a Certificated Note is not a business day, the payment due on such day shall be made on the next succeeding business day and no interest shall accrue on such payment for the period from and after such Interest Payment
                                 Date or Maturity, as the case may be.

                                 Withholding Taxes: Such Bank will be
                                 responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

Procedure for Rate Setting and   The Company and the Agents will discuss from
Posting:                         time to time the aggregate principal amount of,
                                 the issuance price
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Posting:                         of, and the interest rates to be borne by,
                                 Notes that may be sold as a result of the
                                 solicitation of orders by the Agents. If the
                                 Company decides to set prices of, and rates
                                 borne by, any Notes in respect of which the
                                 Agents are to solicit orders (the setting of
                                 such prices and rates to be referred to herein
                                 as "posting") or if the Company decides to
                                 change prices or rates previously posted by it,
                                 it will promptly advise the Agents of the
                                 prices and rates to be posted.

Acceptance and Rejection of      Unless otherwise instructed by the Company,
Orders:                          each Agent will advise the Company promptly by
                                 telephone of all orders to purchase
                                 Certificated Notes received by such Agent,
                                 other than those rejected by it in whole or in
                                 part in the reasonable exercise of its
                                 discretion. Unless otherwise agreed by the
                                 Company and the Agents, the Company has the
                                 sole right to accept orders to purchase
                                 Certificated Notes and may reject any such
                                 orders in whole or in part.

Preparation of Pricing           If any order to purchase a Certificated Note is
Supplement:                      accepted by or on behalf of the Company, the
                                 Company will prepare a Pricing Supplement
                                 reflecting the terms of such Certificated Note
                                 and will arrange to have a copy thereof filed
                                 with the Commission's EDGAR system in
                                 accordance with the applicable paragraph of
                                 Rule 424(b) under the Act and will supply at
                                 least two copies thereof (and additional copies
                                 if requested) to the Presenting Agent. One copy
                                 of such filed document shall be sent by email,
                                 telecopy or overnight express (for delivery not
                                 later than 11:00 A.M. on the second business
                                 day next following the sale date and, in any
                                 case, not prior to the filing date) to the
                                 Presenting Agent at the following applicable
                                 addresses:

                                 Lehman Brothers Inc.:

                                 c/o ADP Prospectus Services
                                 on behalf of Lehman Brothers Inc.
                                 1155 Long Island Avenue
                                 Edgewood, New York 11717
                                 Attention: Client Services
                                 Telephone: (631) 254-7118
                                 Telecopy: (631) 254-7268
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
                                 ABN AMRO Incorporated:

                                    55 East 52nd Street
                                    New York, New York 10055
                                    Attention: Rob Silverschotz
                                    Telephone: (212) 409-6862
                                    Telecopy: (212) 409-7303

                                 Banc of America Securities LLC:

                                    9 West 57th Street
                                    New York, New York 10019
                                    Attention: Rock Fu
                                    Telephone: (212) 847-6434
                                    Telecopy: (212) 847-5184

                                    with a copy to:

                                       Lily Chang
                                       Banc of America Securities LLC
                                       40 West 57th Street, 27th Floor
                                       New York, New York 10019
                                       Telephone: (646) 313-8798
                                       Telecopy: (646) 313-4778

                                 Barclays Capital Inc.:

                                    c/o ADP Prospectus
                                    1155 Long Island Avenue
                                    Edgewood, New York 11717
                                    Attention: Client Services
                                    Telephone: (631) 254-7129
                                    Telecopy: (631) 254-7140

                                 Bear, Stearns & Co. Inc.:

                                    383 Madison Avenue
                                    New York, New York 10179
                                    Attention: Jonathan Lieberman
                                    Telephone: (212) 272-2703
                                    Telecopy: (917) 849-1160
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                                                                              31


                                 BNP Paribas Securities Corp.:

                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attention: David Wolff
                                    Telephone: (212) 841-3440
                                    Telecopy: (212) 841-3490

                                 Citigroup Global Markets Inc.:

                                    Brooklyn Army Terminal
                                    140 58th Street, 8th Floor
                                    Brooklyn, New York 11220
                                    Attention: Annabelle Avila
                                    Telephone: (718) 765-6725
                                    Telecopy: (718) 765-6734

                                 Credit Suisse First Boston LLC:

                                    11 Madison Avenue
                                    New York, New York 10010
                                    Attention: Joan Bryan
                                    Telephone: (212) 538-7764
                                    Telecopy: (212) 803-4096

                                 Deutsche Bank Securities Inc.:

                                    60 Wall Street
                                    New York, New York 10005
                                    Attention: Debt Capital Markets
                                    Telephone: (212) 250-6767
                                    Telecopy: (212) 797-2202

                                 Goldman, Sachs & Co.:

                                    85 Broad St.
                                    27th Floor
                                    New York, New York 10004
                                    Attention: Nick Philip
                                    Telephone: (212) 902-2525
                                    Telecopy: (212) 902-3000
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
                                 HSBC Securities (USA) Inc.:

                                    452 Fifth Avenue
                                    New York, New York 10018
                                    Attention: Medium Term Notes Desk
                                    Telephone: (212) 525-3142
                                    Telecopy: (212) 525-0238

                                    with a copy to:

                                       HSBC Securities (USA) Inc.
                                       452 Fifth Avenue, 9th Floor
                                       New York, New York 10018
                                       Attention: Andrew S. Lazerus
                                       Telephone: (212) 525-3456
                                       Telecopy: (646) 366-3338

                                 J.P. Morgan Securities Inc.:

                                    270 Park Avenue, 8th Floor
                                    New York, New York 10017
                                    Attention: Transaction Execution Group
                                    Telephone: (212) 834-5710
                                    Telecopy: (212) 834-6702

                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated:

                                    c/o ADP Prospectus
                                    Distribution Services
                                    1155 Long Island Avenue
                                    Edgewood, New York 11717
                                    Attention: Shawn Leandre
                                    Telephone: (631) 254-7081
                                    Telecopy: (631) 254-7132

                                 Morgan Stanley & Co. Incorporated:

                                    1585 Broadway, 2nd Floor
                                    New York, New York 10036
                                    Attention: Medium-Term Note Trading Desk
                                    Telephone: (212) 761-1721
                                    Telecopy: (212) 761-0781
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
                                 UBS Securities LLC:

                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
                                    Attention: Fixed Income Syndicate
                                    Telephone: (203) 719-1088
                                    Telecopy: (203) 719-0495

                                 Wachovia Capital Markets, LLC:

                                    301 South College Street
                                    Charlotte, North Carolina 28288-0602
                                    Attention: Travis Barnes
                                    Telephone: (704) 715-8407
                                    Telecopy: (704) 383-9165

                                 For record keeping purposes, one copy of each Pricing Supplement shall be mailed to the Presenting Agent at the following applicable addresses:

                                 Lehman Brothers Inc.

                                    745 Seventh Avenue
                                    New York, New York 10019
                                    Attention: Medium-Term Note Desk
                                    Telecopy: (212) 526-0943

                                 ABN AMRO Incorporated:

                                    55 East 52nd Street
                                    New York, New York 10055
                                    Attention: Rob Silverschotz
                                    Telephone: (212) 409-6862
                                    Telecopy: (212) 409-7303
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                                                                              34


                                 Banc of America Securities LLC:

                                    9 West 57th Street
                                    New York, New York 10019
                                    Attention: Rock Fu
                                    Telephone: (212) 847-6434
                                    Telecopy: (212) 847-5184

                                    with a copy to:

                                       Lily Chang
                                       Banc of America Securities LLC
                                       40 West 57th Street, 27th Floor
                                       New York, New York 10019
                                       Telephone: (646) 313-8798
                                       Telecopy: (646) 313-4778

                                 Barclays Capital Inc.

                                    200 Park Avenue
                                    New York, New York 10166
                                    Attention: MTN Trading
                                    Telephone: (212) 412-6980
                                    Telecopy: (212) 412-7305

                                 Bear, Stearns & Co. Inc.:

                                    383 Madison Avenue
                                    New York, New York 10179
                                    Attention: Jonathan Lieberman
                                    Telephone: (212) 272-2703
                                    Telecopy: (917) 849-1160

                                 BNP Paribas Securities Corp.:

                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attention: David Wolff
                                    Telephone: (212) 841-3440
                                    Telecopy: (212) 841-3490




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
                                 Citigroup Global Markets Inc.

                                    Brooklyn Army Terminal
                                    140 58th Street, 8th Floor
                                    Brooklyn, New York  11220
                                    Attention: Anabelle Avila
                                    Telephone: (718) 765-6725
                                    Telecopy: (718) 765-6734

                                 Credit Suisse First Boston LLC

                                    11 Madison Avenue
                                    New York, New York 10010
                                    Attention: Short and Medium-Term Finance
                                    Department
                                    Telephone: (212) 325-7198
                                    Telecopy: (212) 743-5825

                                 with a copy to:

                                    Helena Willner
                                    11 Madison Avenue
                                    New York, New York 10010

                                 Deutsche Bank Securities Inc.

                                    60 Wall Street
                                    New York, New York 10005
                                    Attention: Debt Capital Markets
                                    Telephone: (212) 250-6767
                                    Telecopy: (212) 797-2202

                                 Goldman, Sachs & Co.

                                    85 Broad Street
                                    27th Floor
                                    New York, New York 10004
                                    Attention: Nick Philip
                                    Telephone: (212) 902-2525
                                    Telecopy: (212) 902-3000
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                                                                              36


                                 HSBC Securities (USA) Inc.:

                                    452 Fifth Avenue, 9th Floor
                                    New York, New York 10018
                                    Attention: Andrew S. Lazerus
                                    Telephone: (212) 525-3456
                                    Telecopy: (646) 366-3338

                                 J.P. Morgan Securities Inc.:

                                    270 Park Avenue, 8th Floor
                                    New York, New York 10017
                                    Attention: Transaction Execution Group
                                    Telephone: (212) 834-5710
                                    Telecopy: (212) 834-6702

                                 Merrill Lynch, Pierce, Fenner & Smith Incorporated:

                                    4 World Financial Center, 4th Floor
                                    New York, New York 10080
                                    Attention: Global Transaction Management Group
                                    - Scott Primrose
                                    Telephone: (212) 449-7476
                                    Telecopy: (212) 449-2234

                                 Morgan Stanley & Co. Incorporated:

                                    1585 Broadway, 2nd Floor
                                    New York, New York 10036
                                    Attention: Medium-Term Note Trading Desk
                                    Telephone: (212) 761-1721
                                    Telecopy: (212) 761-0781

                                 UBS Securities LLC:

                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
                                    Attention: Fixed Income Syndicate
                                    Telephone: (203) 719-1088
                                    Telecopy: (203) 719-0495
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                                                                              37


                                 Wachovia Capital Markets, LLC:

                                    301 South College Street
                                    Charlotte, North Carolina 28288-0602
                                    Attention: Travis Barnes
                                    Telephone: (704) 715-8407
                                    Telecopy: (704) 383-9165

                                 The Presenting Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Book-Entry Note.

                                 In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of Solicitation;      Subject to the Company's representations,
Amendment or Supplement:         warranties and covenants contained in the
                                 Selling Agency Agreement, the Company may
                                 instruct the Agents to suspend at any time, for
                                 any period of time or permanently, the
                                 solicitation of orders to purchase Book-Entry
                                 Notes. Upon receipt of such instructions, the
                                 Agents will forthwith suspend solicitation
                                 until such time as the Company has advised them
                                 that such solicitation may be resumed.

                                 In the event that at the time the Company suspends solicitation of the purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the applicable Banks whether such orders may be settled and whether copies of the Prospectus as in effect at the time of suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus and Pricing Supplement may not be so delivered.

                                 If the Company decides to amend or supplement the registration statement relating to the registration of the Notes with the Commission or the Prospectus or decides to file any further registration statements for the purpose of registering additional Notes and in connection with which the Selling Agency
                                 Agreement is included or incorporated by reference as an exhibit, it will promptly advise the

                                 Agents and furnish the Agents with
                                 the proposed amendment or supplement or
                                 registration statement and with such
                                 certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agency Agreement.
                                 Subject to the provisions of the Selling Agency
                                 Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents, each Trustee and each Bank with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedures For Rate Changes:     When the Company has determined to change the
                                 interest rates of Book-Entry Notes being
                                 offered, it will promptly advise the Agents and
                                 the Agents will forthwith suspend solicitation
                                 of orders. The Agents will telephone the
                                 Company with recommendations as to the changed
                                 interest rates. At such time as the Company has
                                 advised the Agents of the new interest rates,
                                 the Agents may resume solicitation of orders.
                                 Until such time only "indications of interest"
                                 may be recorded. On or prior to the last day on
                                 which a Pricing Supplement is required to be
                                 filed pursuant to the Act and the Rules and
                                 Regulations, the Company will file with the
                                 Commission a Pricing Supplement to the
                                 Prospectus relating to such Book-Entry Notes
                                 that reflects the applicable interest rates and
                                 other terms and will deliver copies of such
                                 Pricing Supplement to the applicable Agent.

Delivery of Prospectus:          A copy of the Prospectus and a Pricing
                                 Supplement relating to a Book-Entry Note must
                                 accompany or precede the earliest of any
                                 written offer of such Book-Entry Note,
                                 confirmation of the purchase of such Book-Entry
                                 Note or payment for such Book-Entry Note by its
                                 purchaser. If notice of a change in the terms
                                 of the Book-Entry Notes is received by the
                                 Agents between the time an order for a
                                 Book-Entry Note is placed and the time written
                                 confirmation thereof is sent by the Presenting
                                 Agent to a customer or his agent, such
                                 confirmation shall be accompanied by a
                                 Prospectus and Pricing Supplement setting forth
                                 the terms in effect when the order was placed.
                                 Subject to "Suspension of Solicitation;
                                 Amendment or Supplement" above, the Presenting
                                 Agent will deliver a Prospectus and Pricing
                                 Supplement as herein described with respect to
                                 each Book-Entry Note sold by it. The Company
                                 will make such delivery if such Book-Entry Note
                                 is sold directly by the Company to a purchaser
                                 (other than

                                 an Agent).

Confirmation:                    For each order to purchase a Book-Entry Note
                                 solicited by any Agent and accepted by or on
                                 behalf of the Company, the Presenting Agent
                                 will issue a confirmation to the purchaser,
                                 with a copy to the Company, setting forth the
                                 details set forth above and delivery and
                                 payment instructions.

Settlement:                      The receipt by the Company of immediately
                                 available funds in payment for a Book-Entry
                                 Note and the authentication and issuance of the
                                 Global Note representing such Book-Entry Note
                                 shall constitute "settlement" with respect to
                                 such Book-Entry Note. All orders accepted by
                                 the Company will be settled on the third
                                 business day following the date of sale of such
                                 Book-Entry Note pursuant to the timetable for
                                 settlement set forth below unless the Company,
                                 the applicable Bank and the purchaser agree to
                                 settlement on another day which shall be no
                                 earlier than the next business day following
                                 the date of sale.

Settlement Procedures:           Settlement Procedures with regard to each
                                 Certificated Note sold by the Company through
                                 any Agent, as agent, shall be as follows:

                                 A. The Presenting Agent will advise the Company by telephone of, and confirm in writing, the following settlement information:

                                      1.   Name in which such Certificated Note
                                           is to be registered ("Registered
                                           Owner").

                                      2.   Address of the Registered Owner and
                                           address for payment of principal and
                                           interest.

                                      3.   Taxpayer identification number of the
                                           Registered Owner (if available).

                                      4.   Principal amount.

                                      5.   Maturity Date.
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                                                                              40


                                      6.   In the case of a Fixed Rate
                                           Certificated Note, the interest rate
                                           or, in the case of a Floating Rate
                                           Certificated Note, interest rate
                                           basis (including, if LIBOR, the
                                           method for determining LIBOR), the
                                           initial interest rate (if known at
                                           such time), Index Maturity, Interest
                                           Reset Period and Interest Reset Dates
                                           (if any), Spread or Spread Multiplier
                                           (if any), minimum interest rate (if
                                           any) and maximum interest rate (if
                                           any).

                                      7.   Interest Payment Dates and the
                                           Interest Payment Period.

                                      8.   Specified Currency and whether the
                                           option to elect payment in a
                                           Specified Currency applies and if the
                                           Specified Currency is not U.S.
                                           dollars, the authorized
                                           denominations.

                                      9.   Settlement date.

                                      10.  Price (including currency).

                                      11.  Presenting Agent's commission,
                                           determined as provided in Section 2
                                           of the Selling Agency Agreement.

                                      12.  Priority (including, if a
                                           Subordinated Note, whether such Note
                                           is intended to qualify as Tier II
                                           Capital).

                                      13.  Redemption and/or repayment
                                           provisions, if any.

                                      14.  If such Certificated Note is issued
                                           at an original issue discount
                                           ("OID"), the total amount of OID, the
                                           yield to maturity and the initial
                                           accrual period OID.

                                 B. The Company will advise the Presenting Agent by telecopy or other mutually acceptable method of the name of the Bank. The Company will advise such Bank by telecopy or other mutually acceptable method or electronic transmission of the information set forth in Settlement
                                 Procedure "A" above and the name of the
                                 Presenting Agent.

                                 C. The Company will deliver to such Bank a pre-printed four-ply packet for such
                                 Certificated Note, which packet will
                                 contain the following documents in forms that have been approved by the Company, the Agents and such Bank:

                                      1.   Certificated Note with customer
                                           confirmation.

                                      2.   Stub One - For such Bank.

                                      3.   Stub Two - For Agent.

                                      4.   Stub Three - For the Company.

                                 D. Such Bank will complete such
                                 Certificated Note and will authenticate, or cause to be authenticated, such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to the Presenting Agent at the following applicable addresses:

                                 Lehman Brothers Inc.:

                                    745 Seventh Avenue
                                    New York, New York 10019
                                    Attention: Medium-Term Note Desk
                                    Telecopy: (212) 526-0943

                                 ABN AMRO Incorporated:

                                    55 East 52nd Street
                                    New York, New York 10055
                                    Attention: Rob Silverschotz
                                    Telephone: (212) 409-6862
                                    Telecopy: (212) 409-7303




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
                                 Banc of America Securities LLC:

                                    9 West 57th Street
                                    New York, New York 10019
                                    Attention: Rock Fu
                                    Telephone: (212) 847-6434
                                    Telecopy: (212) 847-5184

                                    with a copy to:

                                       Lily Chang
                                       Banc of America Securities LLC
                                       40 West 57th Street, 27th Floor
                                       New York, New York 10019
                                       Telephone: (646) 313-8798
                                       Telecopy: (646) 313-4778

                                 Barclays Capital Inc.:

                                    200 Park Avenue
                                    New York, New York 10166
                                    Attention: MTN Trading
                                    Telephone: (212) 412-6980
                                    Telecopy: (212) 412-7305

                                 Bear, Stearns & Co. Inc.:

                                    383 Madison Avenue
                                    New York, New York 10179
                                    Attention: Jonathan Lieberman
                                    Telephone: (212) 272-2703
                                    Telecopy: (917) 849-1160

                                 BNP Paribas Securities Corp.:

                                    787 Seventh Avenue
                                    New York, New York 10019
                                    Attention: David Wolff
                                    Telephone: (212) 841-3440
                                    Telecopy: (212) 841-3490




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
                                 Citigroup Global Markets Inc.:

                                    Brooklyn Army Terminal
                                    140 58th Street, 8th Floor
                                    Brooklyn, New York 11220
                                    Attention: Annabelle Avila
                                    Telephone: (718) 765-6725
                                    Telecopy: (718) 765-6734

                                 Credit Suisse First Boston LLC

                                    11 Madison Avenue
                                    New York, New York 10010
                                    Attention: Short and Medium-Term
                                    Finance Department
                                    Telephone: (212) 325-7198
                                    Telecopy: (212) 743-5825

                                 with a copy to

                                    Helena Willner
                                    11 Madison Avenue
                                    New York, New York 10010

                                 Deutsche Bank Securities Inc.

                                    60 Wall Street
                                    New York, New York 10005
                                    Attention: Debt Capital Markets
                                    Telephone: (212) 250-6767
                                    Telecopy: (212) 797-2202

                                 Goldman, Sachs & Co.

                                    85 Broad Street
                                    27th Floor
                                    New York, New York 10004
                                    Attention: Nick Philip
                                    Telephone: (212) 902-2525
                                    Telecopy: (212) 902-3000




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
                                 HSBC Securities (USA) Inc.:

                                    452 Fifth Avenue
                                    New York, New York 10018
                                    Attention: Medium Term Notes Desk
                                    Telephone: (212) 525-3142
                                    Telecopy: (212) 525-0238

                                    with a copy to:

                                       HSBC Securities (USA) Inc.
                                       452 Fifth Avenue, 9th Floor
                                       New York, New York 10018
                                       Attention: Andrew S. Lazerus
                                       Telephone: (212) 525-3456
                                       Telecopy: (646) 366-3338

                                 J.P. Morgan Securities Inc.

                                    34 Exchange Place
                                    Harbor Side Building
                                    4th Floor
                                    Jersey City, New Jersey 07311
                                    Attention: Salvatore Giallanza or Bryan Williams
                                    Telephone: (201) 524-8490/8668
                                    Telecopy: (201) 200-0182

                                 Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated:

                                    Merrill Lynch Money Markets Clearance
                                    55 Water Street
                                    3rd Floor Plaza Level
                                    DTC New York Window
                                    New York, New York 10041
                                    Attention: Moma Noel
                                    Telephone: (212) 855-2403
                                    Telecopy: (212) 855-2457

                                 Morgan Stanley & Co. Incorporated:

                                    Bank of New York Dealer Clearance Department
                                    1 Wall Street
                                    3rd Floor, Window 3B
                                    New York, New York 10005
                                    Attention: For the Account of
                                    Morgan Stanley & Co. Incorporated




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
                                 UBS Securities LLC

                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
                                    Attention: Fixed Income Syndicate
                                    Telephone: (203) 719-1088
                                    Telecopy: (203) 719-0495

                                 Wachovia Capital Markets, LLC:

                                    301 South College Street
                                    Charlotte, North Carolina 28288-0602
                                    Attention: Travis Barnes
                                    Telephone: (704) 715-8407
                                    Telecopy: (704) 383-9165

                                 The Presenting Agent will acknowledge
                                 receipt of the Note by stamping or
                                 otherwise marking Stub One and returning it to the such Bank. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the Presenting Agent for payment to the account of the Company at The Chase Manhattan Bank, New York, New
                                 York, in funds available for immediate
                                 use, of an amount equal to the price of
                                 such Certificated Note less the Presenting
                                 Agent's commission. In the event that the instructions given by the Presenting Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of the Presenting Agent an amount of immediately available funds equal to the amount of such payment.

                                 E. The Presenting Agent will deliver such
                                 Certificated Note (with the confirmation) to the customer against payment in immediately payable funds. The Presenting
                                 Agent will obtain the acknowledgment of
                                 receipt of such Certificated Note by
                                 retaining Stub Two.

                                 F. Such Bank will send Stub Three to the
                                 Company by first-class mail.

Settlement Procedures            For orders of Certificated Notes solicited
Timetable:                       by any Agent, as agent, and accepted by
                                 the Company, Settlement Procedures "A"
                                 through "F" set forth above shall be
                                 completed on or before the respective
                                 times (New York City time) set forth
                                 below:

                                 Settlement
                                  Procedure                  Time
                                 ----------                  ----
                                     A        2:00 P.M. on the day before settlement

                                     B-C      3:00 P.M. on the day before settlement

                                     D        2:15 P.M. on settlement date

                                     E        3:00 P.M. on settlement date

                                     F        5:00 P.M. on settlement date

Failure to Settle:               If a purchaser fails to accept delivery of
                                 and make payment for any Certificated
                                 Note, the Presenting Agent will notify the
                                 Company and the applicable Bank by
                                 telephone and return such Certificated
                                 Note to such Bank. Upon receipt of such
                                 notice, the Company will immediately wire
                                 transfer to the account of the Presenting
                                 Agent an amount equal to the amount
                                 previously credited to the account of
                                 Company in respect of such Certificated
                                 Note. Such wire transfer will be made on
                                 the settlement date, if possible, and in
                                 any event not later than the business day
                                 following the settlement date. If the
                                 failure shall have occurred for any reason
                                 other than a default by the Presenting
                                 Agent in the performance of its
                                 obligations hereunder and under the
                                 Selling Agency Agreement, then the Company
                                 will reimburse the Presenting Agent or
                                 such Bank, as appropriate, on an equitable
                                 basis for its loss of the use of the funds
                                 during the period when they were credited
                                 to the account of the Company. Immediately
                                 upon receipt of the Certificated Note in
                                 respect of which such failure occurred,
                                 such Bank will cancel such Certificated
                                 Note in accordance with the applicable
                                 Indenture and so advise the Company, and
                                 such Bank will make appropriate entries in
                                 its records.

Bank Not to Risk Funds:          Nothing herein shall be deemed to require
                                 any Trustee or any Bank to risk or expend
                                 its own funds in connection with any
                                 payment to the Company, the Agents or any
                                 of the purchasers of the Certificated
                                 Notes, it being understood by all parties
                                 that payments made by any Bank to the
                                 Company, the Agents or such purchasers
                                 shall be made only to the extent that
                                 funds are provided to such Bank for such
                                 purpose.

Authenticity of Signatures:      The Company will cause each Bank to
                                 furnish the Agents from time to time with
                                 the specimen signatures of each of

                                 such Bank's officers, employees or agents who has been authorized by such Bank to authenticate Certificated Notes, but none of the Agents will have any obligation or liability to the Company or such Bank in respect of the authenticity of the signature of any officer, employee or agent of the Company or such Bank on any Certificated Note.

Advertising Costs:               The Company will determine, after
                                 consulting with the Agents, the amount of
                                 advertising that may be appropriate in
                                 soliciting offers to purchase the
                                 Certificated Notes. Advertising expenses
                                 will be paid by the Company.

Periodic Statements from the     Periodically, the appropriate Bank will
Banks:                           send to the Company a statement setting
                                 forth the principal amount of Certificated
                                 Notes outstanding as of that date and
                                 setting forth a brief description of any
                                 sales of Certificated Notes which the
                                 Company has advised such Bank but which
                                 have not yet been settled.

                                                                   SCHEDULE I to
                                                       ADMINISTRATIVE PROCEDURES

                             Schedule of Indentures

Senior Indenture

     Indenture, dated as of _______, 2004, between CIT Group Inc., a Delaware corporation and J.P. Morgan Trust Company, National Association, as Trustee.

Subordinated Indenture

     Indenture, dated as of _______, 2004, between CIT Group Inc., a Delaware corporation and J.P. Morgan Trust Company, National Association, as Trustee.

                                                                  SCHEDULE II to
                                                       ADMINISTRATIVE PROCEDURES

                                Schedule of Banks

Each of the Trustees listed on Schedule I to Administrative Procedures (which, initially, shall be J.P. Morgan Trust Company, National Association) together with any Trustee added to such Schedule after the date hereof.

                                                                       EXHIBIT B

                                 CIT Group Inc.

                            Global Medium-Term Notes

                     Due 9 Months or More from Date of Issue

                                 TERMS AGREEMENT

                                                               ________ __, 20__

CIT Group Inc.
1 CIT Drive
Livingston, New Jersey 07039

Attention: ________

     Subject in all respects to the terms and conditions of the Global Selling Agency Agreement dated _______, 2004, among Lehman Brothers Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC (individually, an "Agent", and collectively, the "Agents") and you (the "Agreement"), the undersigned agrees to purchase the following Notes of CIT Group Inc.:

Aggregate Principal Amount:

Currency or Currency Unit:

Interest Rate or Method of Determining:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Purchase Price: ________% of Principal Amount [plus accrued interest from
                ________, 20__]

Issue Price:

Closing Date:

Trustee, Authenticating and Paying Agent:

Method of Payment:

Modification, if any, in the
requirements to deliver the
documents specified in Sections
4(c), (d) or (f) of the Agreement:

Other terms:

[If any Agent or Agents default in their obligations to purchase the Notes agreed to be purchased by such Agent or Agents hereunder and the aggregate principal amount of Notes which such defaulting Agent or Agents agreed but failed to purchase does not exceed 10% of the total principal amount of Notes, the Agents may make arrangements satisfactory to the Issuer for the purchase of such Notes by other persons, including any of the Agents, but if no such arrangements are made by the Closing Date, the nondefaulting Agents shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes which such defaulting Agents agreed but failed to purchase. If any Agent or Agents so default and the aggregate principal amount of Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of Notes and arrangements satisfactory to the Agents and the Issuer for the purchase of such Notes by other persons are not made within 36 hours after such default, this Terms Agreement will terminate without liability on the part of any nondefaulting Agent or the Issuer, except that the Issuer will continue to be liable for the payment of expenses to the extent set forth in Section 3(f) of the Agreement. As used in this Terms Agreement, the term "Underwriter" includes any person substituted for an Agent under this Section. Nothing herein will relieve a defaulting Agent from liability for its default.]

Listing:

                                        [Name of Agent or Agents]


                                        BY:                  ]
                                            -----------------

                                        [Name of Agent or Agents]


                                        BY:                  ]
                                            -----------------

Accepted:

CIT Group Inc.


BY:
    --------------------------

    Title:
           -------------------

                                                                       EXHIBIT C

                            TERM SHEET AND AGREEMENT

To the Agent: Unless otherwise indicated below an opinion of counsel to the Issuer and a certificate of the principal financial officer of the Issuer, as contemplated by Sections 4(d) and 4(f) of the Global Selling Agency Agreement referred to below, will be provided to you. A comfort letter from the Company's independent registered public accounting firm, as contemplated by Section 4(c) of the Agreement, will not be provided to you, unless otherwise indicated below. The Trustee shall be designated by the Company from the list of Trustees authorized to act under the Registration Statements relating to the Notes.

Type of offering:        [_] Fixed Rate Notes   [_] Floating Rate Notes
(check all that apply)   [_] Senior Notes       [_] Subordinated Notes

Aggregate Principal Amount:                     Proceeds to Issuer:

Underwriting Discount:                          Issue Price:

Maturity Date:                                  Settlement Date:
Trade (Acceptance) Date:                        Currency or Currency
                                                Unit of Denomination:

Interest Rate or
Interest Rate Basis:                            Interest Payment Dates:

Spread or Spread Multiplier, if any:            Method of Payment:

Opinion of Counsel                              Certificate of Principal Financial
to the Issuer not required: [_]                 Officer of the Issuer not required: [_]

Comfort Letter from the Company's
independent registered public accounting
firm required: [_]                              "Due diligence" call requested: [_] Yes [_] No

To be listed on an Exchange? [_] Yes [_] No     Name of Exchange, if applicable:

Additional Terms, if any:
(attach additional pages, if necessary)

Subject in all respects to the terms and conditions of the Global Selling Agency Agreement dated _______, 2004, among Lehman Brothers Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC (individually an "Agent", and collectively, the "Agents") and CIT Group Inc. (the "Agreement") the undersigned Agent or Agents agree to purchase the aforesaid Notes and each of the undersigned agrees to and accepts the terms set forth above, and acknowledges that this document shall constitute a Terms Agreement.

        [NAME OF AGENT OR AGENTS]                     CIT GROUP INC.
                                                     (Name of Issuer)


By:                                       By:
    -----------------------------------       ----------------------------------
    Name:                                     Name:
    Title:                                    Title:

       [NAME OF AGENT OR AGENTS]


By:
    -----------------------------------
    Name:
    Title:

                            Administrative Procedures

                                Table of Contents

                                                                            Page
                                                                            ----
1.   Representations and Warranties of the Company.............................3

2.   Solicitations by the Agent of Offers to Purchase; Purchases as
        Principal; Additional Agents...........................................4

3.   Covenants of the Company..................................................7

4.   Conditions of the Obligations of the Agents..............................11

5.   Indemnification and Contribution.........................................15

6.   Position of the Agent....................................................18

7.   Termination..............................................................18

8.   Representations, Warranties, Agreements, Indemnities and Other
        Statements to Survive.................................................19

9.   Notices..................................................................19

10.  Successors...............................................................22

11.  Governing Law; Counterparts..............................................22


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